UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3614

Oppenheimer Rochester Fund Municipals

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  December 31

Date of reporting period:  6/30/2016

Item 1.  Reports to Stockholders.

Semiannual Report 6/30/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® Fund Municipals

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	8.15%	3.01%	4.33%
1-Year	11.56	6.26	7.65
5-Year	6.33	5.30	5.33
10-Year	4.40	3.90	5.13

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

2       OPPENHEIMER ROCHESTER FUND MUNICIPALS

An Important Update

to the Fund Performance Discussion

Update (as of August 11, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders.

Shortly after President Barack Obama signed the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA, the Commonwealth of Puerto Rico announced its plans regarding approximately $2 billion in debt-service obligations that were due July 1, 2016. As had been hinted, the Government Development Bank of Puerto Rico announced on July 1, 2016 that it would fail to make a $779 million payment on its general obligation (G.O.) debt. The Puerto Rico Infrastructure and Finance Authority (PRIFA), which had defaulted on payments earlier in the year, did not make its July 1 payments either.

PREPA, the Commonwealth’s electric utility sector, made a full payment of principal and interest, as did the Municipal Finance Authority (MFA).

PRASA, the Commonwealth’s sewer and aqueduct authority, paid all of the principal and interest it owed on the securities held by Oppenheimer Rochester funds; while it failed to pay on rural development bonds, the Rochester funds do not hold these securities. PRASA and its creditors reached an agreement by which PRASA could delay payment on certain securities that had been guaranteed by the Commonwealth.

All of the interest and more than 70% of the principal owed on Public Building Authority (PBA) securities was paid on July 1, 2016. The Puerto Rico Highway and Transportation Authority (PRHTA) paid most of its debt, in part by tapping its debt-service reserve fund.

Interest on bonds backed by Puerto Rico’s sales tax revenues (so called COFINAs) was paid in full on July 1, 2016. In all, the Commonwealth and its instrumentalities paid slightly more than $900 million of the approximately $2 billion in principal and interest payments that were due July 1, 2016.

More payments on Puerto Rico securities were due August 1, 2016, and once again only some of those payments were made. The Rochester complex received 100% of the payments owed on its COFINA holdings and 100% of the payments owed on its MFA holdings. This Fund does not hold the PRASA securities that had and made August 1, 2016 payments. The Government Development Bank of Puerto Rico (GDB), the Public Finance Corporation (PFC) and PRIFA did not make their August 1, 2016 payments, and the Commonwealth also failed to make an interest payment of $1.3 million on its G.O. debt, according to The Bond Buyer. The PFC had defaulted on payments earlier this year, and this Fund does not hold the GDB, PRIFA or G.O. securities that missed their August 1, 2016 debt payments.

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It is not yet clear how the Commonwealth’s decisions about its debt-service obligations will affect the long-term outlook for the island’s residents or its bondholders (many of whom reside in Puerto Rico). Investors should note that a decline in a fund’s net investment income can create dividend pressure.

In the short term, however, the Commonwealth’s decisions led a number of nationally recognized statistical ratings organizations (NRSROs) to issue downgrades and were cited in several lawsuits that have been filed on behalf of bondholders. According to reports in The Bond Buyer, both S&P Global Ratings (S&P) and Fitch Ratings downgraded Puerto Rico’s G.O. debt to D. Additionally, S&P lowered the credit ratings of PRASA’s senior-lien revenue bonds; some securities issued by PRHTA, PBA and the PR Industrial, Tourist, Educational Medical and Environmental Control Facilities Financing Authority, and debt that had been guaranteed by the Commonwealth.

The government and various government officials have been named in an assortment of lawsuits. One case seeks to have the Commonwealth’s Moratorium Act declared illegal and unconstitutional. Another focuses on the PRHTA funds that were diverted to help pay G.O. debt obligations and support the Commonwealth’s general fund. A third invokes a provision of PROMESA in its argument that government funds should be used to pay G.O. debt-service obligations, and a fourth – by Assured Guaranty – argues that toll revenues on the bonds it has insured should not have been diverted.

Meanwhile, PRASA announced that it will seek to sell $900 million in bonds through a new agency and to restructure another $1.1 billion in existing debt.

In other news, Puerto Rico’s governor signed a budget for fiscal 2017, which began July 1, 2016. While smaller than the $9.8 billion budget for fiscal 2016, the size of the new budget is a point of contention, with the government saying it’s a $9 billion budget while the minority leader of the Puerto Rico House says spending will total $9.6 billion once various ancillary budget bills are signed. Revenues for fiscal 2016, meanwhile, totaled $9.2 billion, less than had been anticipated but more than had been collected in fiscal 2015.

The roster for the Congressional Task Force on Economic Growth for Puerto Rico has been set. Sen. Orrin Hatch (R-Utah) will chair the group, which also includes Senators Marco Rubio (R-Florida), Bob Nelson (D-Florida) and Robert Menendez (D-New Jersey); Representatives Nydia Velazquez (D-New York), Tom MacArthur (R-New Jersey) and Sean Duffy (R-Wisconsin), and Resident Commissioner Pedro Pierluisi. Members of the federal control board for Puerto Rico have yet to be selected.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester Fund Municipals once again generated high levels of tax-free income during the 6-month reporting period that ended June 30, 2016. The Class A shares provided a yield-driven, 6-month cumulative total return of 8.15% at net asset value (NAV) and a distribution yield of 5.86% at NAV. The Fund’s Class A shares were ranked second, behind this Fund’s Class Y shares, in Lipper’s New York Municipal Debt Funds category, and the distribution yield was 285 basis points higher than the category average.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) once again decided at its June 2016 meeting to leave the Fed Funds target interest rate between 0.25% and 0.50%. At a news conference following the meeting, Fed Chair Janet Yellen cited low productivity gains, an aging labor force, slowing new household formation and a weak global economy as hurdles to economic growth. The FOMC indicated that even though wage growth was accelerating and a key inflation measure was moving toward the Fed’s 2% annual target, the surprisingly weak May employment report and declining business investment increased

The average distribution yield in Lipper’s New York Municipal Debt Funds category was 3.01% at the end of this reporting period. At 5.86%, the distribution yield at NAV for this Fund’s Class A shares was 285 basis points higher than the category average.

uncertainty about the outlook for the labor market. Thus, the reporting period ended as it began, with market watchers speculating about the timing and nature of FOMC decisions.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.86%
Dividend Yield with sales charge	5.58
Standardized Yield	4.60
Taxable Equivalent Yield	8.97
Last distribution (6/21/16)	$0.074
Total distributions (1/1/16 to 6/30/16)	$0.461
Endnotes for this discussion begin on page 20 of this report

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In the weeks before this reporting period began, the Fed Funds target rate was increased to the current 0.25% to 0.50% range. The rate had been held to a range of zero to 0.25% for nearly 7 years, and the December 2015 increase was the first in nearly 10 years. Also in December, the Fed said it expected to raise the short-term Fed Funds rate four times in 2016.

After the March 2016 meeting, the number of likely 2016 increases was halved. By way of explanation, Ms. Yellen said “risks of raising rates too soon and derailing growth outweigh the hazards of the Fed needing to catch up to a sizzling economy.”

In the minutes of the June 2016 meeting, the FOMC stated that it would review “a range of positive data to corroborate their expectations for economic activity, the labor market and inflation before acting again.” We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On June 30, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been on December 31, 2015, the end of the previous 6-month reporting period. Prices on high-grade munis with maturities of 3 years and longer rallied during the same period.

The average yield on 30-year, AAA-rated muni bonds was 2.17% on June 30, 2016, down 77 basis points from December 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.39% on June 30, 2016, down 60 basis points from the December 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.42%, up 2 basis points from the December 2015 date.

On March 31, 2016, as their deadline loomed, New York State lawmakers announced that an agreement had been reached for the fiscal 2017 budget, which began April 1, 2016. Included in the $155.6 billion budget were two of Gov. Andrew Cuomo’s signature issues: a $15 minimum wage and 12 weeks of paid time off for workers caring for newborns or sick relatives or dealing with military deployments. The new minimum wage will take effect by the end of 2018 for New York City workers at companies with more than 10 employees; the wage is slated to rise to $15 on Long Island and in Westchester County in about 6 years but will only reach $12.50 by 2021 for counties north of Westchester. There are plans for income tax cuts for families earning less than $300,000, starting in 2018, and spending on public schools will total nearly $25 billion.

The spending plan also prioritizes infrastructure and transportation, designating funds for highways, bridges, rail and aviation over a 5-year period, with an additional $2 billion to permit the New York State Thruway Authority to freeze tolls on the Thruway’s 570-mile system through 2020. Additionally,

6 OPPENHEIMER ROCHESTER FUND MUNICIPALS

the 2017 fiscal plan allocates $350 million for New York municipalities to upgrade and maintain drinking and wastewater infrastructure over a 2-year period.

Earlier in 2016, Gov. Cuomo announced a $100 billion capital program, which includes plans to rebuild LaGuardia Airport, Penn Station, and the Tappan Zee Bridge. Dubbed “The New NY Bridge” by the governor, the replacement for the Tappan Zee Bridge has been funded partially through allocations from $2 billion in bank settlement money to the New York State Thruway Authority. The governor has allotted money in the past two state budgets to pay for the $4 billion span, which is expected to be completed in 2018. The Thruway Authority issued $850 million general obligation (G.O.) bonds in May 2016 and plans to use proceeds for the Tappan Zee project and other expenses.

In June, the Dormitory Authority of the State of New York completed its largest offering for a private client in 72 years with an $829 million bond sale for New York University, according to The Bond Buyer. Proceeds from the sale are expected to fund construction of the NYU School of Medicine’s Langone Science Building, an applied science center and a nanoscience laboratory in Brooklyn.

New York will receive more than $115 million for environmental projects to improve air quality as part of the state’s share of a multistate settlement with Volkswagen over emissions testing cheating. The June 2016 settlement includes an additional $30 million that will go to the state’s general fund.

Three new casinos will be built in upstate New York’s Sullivan, Schenectady and Seneca counties with the municipalities dividing $151 million in licensing fees. Based on casino gaming revenue outlined in the Upstate New York Gaming and Economic Development Act of 2013, 80% of the fees are reserved for statewide educational aid and the remainder will be distributed to the host counties as well as 20 surrounding municipalities.

As of June 30, 2016, New York State’s G.O. bonds were rated Aa1 by Moody’s Investors Service and AA-plus by S&P Global Ratings (S&P) and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The New York City Council approved an $82.1 billion fiscal 2017 budget in mid-June 2016. Spending will increase by roughly 4.6% over the previous fiscal year’s budget.

In possibly one of the largest public-private partnership (P3) transportation projects in U.S. history, LaGuardia Airport’s $4 billion redevelopment plan was approved after achieving financing and a 34-year lease. The Port Authority of New York and New Jersey and its developer, LaGuardia Gateway Partners, expects “substantial” completion” by 2022.

Tourism continues to be big business in the Big Apple, which attracted a record 58.3

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million tourists in 2015 and collected a record $1.8 billion in tax revenue from the hotel industry in fiscal 2015, according to a report released in June 2016 by State Comptroller Thomas DiNapoli.

The New York City Transitional Finance Authority came to market in February, March and April 2016 with more than $2 billion in municipal securities. New York City issued $800 million in G.O. refunding bonds in February 2016 and another $800 million 3 months later. In a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates.

As of June 30, 2016, Fitch and S&P affirmed their AA ratings for New York City’s G.O. bonds and Moody’s Investors Service assigned an Aa2 rating.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Fund Municipals held more than 720 securities as of June 30, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s New York Municipal Debt Funds category as of June 30, 2016, trailing only the distribution yield of this Fund’s Y shares. At 5.86% on that date, it was 285 basis points higher than the category average, which was 3.01%.

During this reporting period, market conditions created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 7.9 cents per share at the outset of this reporting period, was reduced to 7.7 cents per share beginning with the February payout, and to 7.4 cents per share with the June 2016 payout. In all, the Fund distributed 46.1 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 8.97%, based on the Fund’s standardized yield as of June 30, 2016, and the top federal and New York income tax rates for 2016. For high-income tax payers in New York City, the amount was comparable to a taxable investment with a yield of 9.41%. As long-time investors know, yields on fixed income funds rise when share prices fall, and yields have historically contributed the lion’s share

8 OPPENHEIMER ROCHESTER FUND MUNICIPALS

The Rochester Portfolio Management Team

of the long-term total returns generated by bonds.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 20.7% of the Fund’s total assets (20.9% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement

Agreement (MSA) and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings include G.O. securities, which are backed by the full faith and taxing authority of state and local governments, and securities from many different sectors. Some of the Fund’s Puerto Rico G.O.s are insured and others have been pre-refunded, which means they are U.S. Government Obligations sector holdings. In a pre-refunding, a municipality issues a new bond, the proceeds of which

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The Rochester Credit Research Team

10 OPPENHEIMER ROCHESTER FUND MUNICIPALS

are escrowed in U.S. Treasury bonds and earmarked for pay off a previously issued bond.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

While Puerto Rico remained in the headlines throughout this reporting period, two significant announcements were made in June 2016: The U.S. Supreme Court ruled on a Puerto Rico law our team had challenged and President Barack Obama signed the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA.

On June 13, 2016, the U.S. Supreme Court held that Federal law preempts Puerto Rico from enacting its own bankruptcy laws and invalidated the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the Recovery Act), which the Commonwealth had enacted in 2014. The Justices upheld the rulings of two lower courts, saying that the Recovery Act, which would have enabled Puerto Rico to restructure the debt of its public utilities under the supervision of a Commonwealth court, was invalid.

As you may recall, the Recovery Act was passed in late June 2014 and Oppenheimer Rochester and Franklin Templeton filed suit immediately, challenging the legislation that was designed to allow PREPA (the Commonwealth’s electric utility authority),

PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt. On February 6, 2015, a federal judge ruled that the “Recovery Act” violated the U.S. Constitution and was invalid. Five months later, a federal appeals court unanimously affirmed the judge’s decision. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn the February 2015 federal district court ruling, and on December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal.

At the March 22, 2016 hearing, much of the discussion centered on a 1984 amendment to Chapter 9 bankruptcy code, which does not allow Puerto Rico municipalities or public corporations to file for Chapter 9 bankruptcy protection.

We are pleased that the U.S. Supreme Court upheld the lower courts’ decisions. We are long-term investors in Puerto Rico, and we are working constructively with a range of stakeholders to help return Puerto Rico to a sustainable financial footing.

On June 30, 2016, PROMESA was enacted, a new law that requires the government of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets (and legislation) that conform to the fiscal plan, and to deliver audited financial results in a timely fashion. The law began to take shape after earlier proposals – a Puerto Rico Stability Act, a Puerto Rico Recovery Act of 2016 (not to be confused with the Recovery

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Act), and a Territories Relief Act – failed to gain traction in the U.S. Senate.

We note that PROMESA – which was passed with rare bipartisan support – seems to have successfully balanced the interests of many stakeholders. To quote from the law itself, PROMESA recognizes both the importance of providing Puerto Rico and its instrumentalities with “a method to achieve fiscal responsibility and access to the capital markets” and the need for debt restructuring proposals to be “feasible and in the best interest of creditors.”

The establishment of a federal control board, which is charged with mapping Puerto Rico’s path forward, has the potential to be PROMESA’s greatest strength, we believe, though a lot depends on the board’s composition and approach.

Several provisions, it appears, were designed to protect bondholders. To quote PROMESA, for example, any adjustment of debts must “respect the relative lawful priorities or lawful liens, as may be applicable, in the constitution, other laws, or agreements of a covered territory or covered territorial instrumentality, in effect prior to the date of enactment of this Act.” Importantly, before any instrumentality of Puerto Rico can seek to restructure its debt, the federal control board must certify that the debtor (i.e., Puerto Rico or one of its instrumentalities) has made good faith efforts to reach a consensual restructuring with creditors; has delivered draft financial statements and has procedures in place to deliver timely audited financial statements, and has a fiscal plan, among other provisions.

The law also seeks to prevent the government of Puerto Rico from exercising “any control, supervision, oversight, or review” over the federal control board and makes it clear that neither Puerto Rico’s governor nor its legislature can “enact, implement, or enforce any statute, resolution, policy, or rule that would impair or defeat the purposes” of PROMESA.

Several other developments related to the Commonwealth of Puerto Rico and its instrumentalities are worth noting. At the outset of this reporting period, the Commonwealth made virtually all of the nearly $1 billion in payments due. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA also made a full payment of $215 million. Two authorities, the Puerto Rico Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA), defaulted on $37 million.

According to Gov. Alejandro García Padilla, these defaults were the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC – sued the Commonwealth, arguing that the revenues should not have been diverted. On

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January 31, 2016, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined. The insurers’ cases were still pending at the end of this reporting period.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision also delayed Puerto Rico’s transition to a value-added tax, originally slated to begin April 1. Meanwhile, there were calls for the Commonwealth’s tax system to be overhauled, and the Puerto Rico Legislature passed a bill to stop the tax increases. The governor vetoed the bill, but both chambers of the Legislature overrode the governor, thus eliminating the proposed tax increases.

Issuers of Puerto Rico debt made $59 million of the $60 million in bond and note payments that were due April 1, 2016. The PFC failed to honor its April 1 debt-service obligation.

On April 4, 2016, reports that the Government Development Bank (the GDB) had established new bank accounts prompted some investors to file a lawsuit in the U.S. District Court for Puerto Rico. The suit seeks a court order to prevent the GDB from diverting money into the new accounts.

The next day, Gov. Padilla proposed that he should be given the authority to declare a debt moratorium on all bonds issued by the Commonwealth’s public sector entities, including G.O. securities and bonds backed by sales tax revenues (COFINAs). The Puerto Rico Senate passed the measure in the early hours of April 5, the Puerto Rico House approved it the following day and the governor then signed it into law.

Soon after, Puerto Rico legislators began debating amendments that could make many Commonwealth securities ineligible for the debt moratorium. While the Puerto Rico House approved some exemptions, the Senate decided not to vote to exempt guaranteed debt and COFINAs from the debt moratorium.

Meanwhile, the governor declared a state of emergency for the GDB, halting payments to all but “essential services.” Also during April, a group of G.O. bondholders offered a debt-relief plan that included $750 million of new G.O.s; the Commonwealth came forth with revisions to its “voluntary” exchange offer; the Natural Resources Committee of the U.S. House postponed its vote on Puerto Rico-related legislation, and the GDB was said to be in negotiations to reduce the par value of about $120 million of its debt by 47%.

Things heated up when the governor announced that he had signed an executive order on April 30 to declare a moratorium on part of the GDB’s debt. The GDB defaulted on a $367 million principal payment on May 2 after reaching tentative forbearance agreements with two creditor groups. This Fund does not hold any securities issued by the GDB. Oppenheimer Rochester Limited Term California Municipal Fund is the only fund in our complex with a GDB position, and

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its market value is less than one-hundredth of 1% of that fund’s assets.

Also during May, the Puerto Rico House unanimously voted to cancel a planned 4 percentage point increase in a business-to-business tax and to delay plans to shift to a value-added tax (VAT); a new corporation was established to help PRASA borrow for capital needs, and an agreement for PREPA to sell $111 million in 3-year notes to bondholders and insurance companies appeared to be on the rocks amid concerns about how the debt moratorium law could affect future debt payments. However, PREPA officials said that the restructuring agreements it had reached with bondholders were still on track.

Investors may recall that PREPA and many of its creditors, including this Fund, reached a forbearance agreement in August 2014: In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms; to make its July 1, 2015 payment, and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt-service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors are reminded that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will continue to work collaboratively, we remind investors that there is no guarantee of either a timeline or implementation.

In subsequent months, after gaining several extensions related to the debt-restructuring agreement, PREPA announced in December 2015 that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken

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by that date and, at the time, PREPA asked for an extension. The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure had been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16. The governor signed the debt-restructuring legislation and PREPA was given until March 1 to submit a rate proposal to the Commonwealth’s Energy Commission. All parties agreed to further extensions of the deadline, and the rate proposal was ultimately submitted in late May. Thereafter, the second half of the $111 million was invested in bonds with a 10% coupon and a July 2019 maturity.

On June 21, 2016, the commission agreed to an initial surcharge of 3.1-cent per kilowatt-hour. The following week, the commission added a provisional increase of 1.3 cents per kilowatt-hour, which is designed to help PREPA cover a gap of approximately $222 million in its operating income.

On June 30, 2016, the “Ad Hoc Group” of investors and several insurers agreed to buy an additional $264 million in PREPA securities, which enabled the electric utility to make its July 1 payment of $415 million. Also on that date, the restructuring agreement between the forbearing bondholders and PREPA was extended to December 15, 2016.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants

15 OPPENHEIMER ROCHESTER FUND MUNICIPALS

to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 19.1% of the Fund’s total assets (19.3% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

The Fund’s holdings in municipal bonds issued by utilities represented 14.9% of total assets (15.0% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 9.7% of total assets (9.8% of net assets), sewer utilities with 3.5% of total assets (3.5% of net assets), and water utilities with 1.7% of total assets (1.7% of net assets) as of June 30, 2016. Our holdings in these sectors include securities issued by PREPA and PRASA as well as securities issued in Guam.

The sales tax sector represented 7.5% of the Fund’s total assets (7.6% of net assets) as of June 30, 2016. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue, and over half the bonds were issued in Puerto Rico with several issued in the U.S. Virgin Islands and Guam.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 7.4% of total assets (7.5% of net assets) as of June 30, 2016. The bonds in this sector are used to build and maintain roadways and highway amenities, and included several bonds issued in Puerto Rico.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by valuable collateral. Of the Fund’s total assets on June 30, 2016, 7.4% of the Fund’s total assets (7.5% of net assets) were invested in the marine/aviation facilities sector. Our holdings in the sector include one bond issued in Puerto Rico and two bonds issued in the Northern Mariana Islands.

As of June 30, 2016, the Special Tax sector represented 7.3% of the Fund’s total assets

16 OPPENHEIMER ROCHESTER FUND MUNICIPALS

(7.4% of net assets). The Fund’s holdings in this sector, which include several bonds issued in Puerto Rico and the U.S. Virgin Islands, are backed by various taxes.

General obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, comprised 5.0% of total assets (5.1% of net assets) as of June 30, 2016. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various New York municipalities and in the Commonwealth of Puerto Rico and the Northern Mariana Islands. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers.

As of June 30, 2016, 4.4% of the Fund’s total assets (4.5% of net assets) were invested in the higher education sector. The bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Several bonds were issued in the Commonwealth of Puerto Rico.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical

17 OPPENHEIMER ROCHESTER FUND MUNICIPALS

Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of June 30, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

18 OPPENHEIMER ROCHESTER FUND MUNICIPALS

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	19.1%
Electric Utilities	9.7
Sales Tax Revenue	7.5
Highways/Commuter Facilities	7.4
Marine/Aviation Facilities	7.4
Special Tax	7.3
General Obligation	5.0
Higher Education	4.4
Hospital/Healthcare	3.8
Sewer Utilities	3.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	4.6%	0.5%	5.1%
AA	24.8	0.0	24.8
A	11.7	0.3	12.0
BBB	7.5	6.4	13.9
BB or lower	35.0	9.2	44.2
Total	83.6%	16.4%	100.0%

The percentages above are based on the market value of the securities as of June 30, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

19 OPPENHEIMER ROCHESTER FUND MUNICIPALS

Performance

DISTRIBUTION YIELDS

As of 6/30/16

	Without Sales Charge	With Sales Charge
Class A	5.86%	5.58%
Class B	5.09	N/A
Class C	5.10	N/A
Class Y	5.99	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 6/30/16
Class A	4.60%
Class B	3.99
Class C	3.99
Class Y	4.97

TAXABLE EQUIVALENT YIELDS

As of 6/30/16
Class A	8.97%
Class B	7.78
Class C	7.78
Class Y	9.69

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (RMUNX)	5/15/86	8.15%	11.56%	6.33%	4.40%
Class B (RMUBX)	3/17/97	7.70	10.64	5.38	3.83
Class C (RMUCX)	3/17/97	7.71	10.58	5.40	3.50
Class Y (RMUYX)	4/28/00	8.22	11.73	6.47	4.55

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (RMUNX)	5/15/86	3.01%	6.26%	5.30%	3.90%
Class B (RMUBX)	3/17/97	2.70	5.64	5.05	3.83
Class C (RMUCX)	3/17/97	6.71	9.58	5.40	3.50
Class Y (RMUYX)	4/28/00	8.22	11.73	6.47	4.55

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge

20 OPPENHEIMER ROCHESTER FUND MUNICIPALS

of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.074 for the 28-day accrual period ended June 21, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on June 21, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0643, $0.0643 and $0.0757 respectively, for the 28-day accrual period ended June 21, 2016 and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended June 30, 2016 and either that date’s maximum offering price (for Class A shares) or NAV (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s New York Municipal Debt Funds category is based on 98 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal and New York tax rate of 48.7% (51.1% for residents of New York City). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

21 OPPENHEIMER ROCHESTER FUND MUNICIPALS

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

22 OPPENHEIMER ROCHESTER FUND MUNICIPALS

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

23 OPPENHEIMER ROCHESTER FUND MUNICIPALS

Actual	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During 6 Months Ended June 30, 2016
Class A	$ 1,000.00	$ 1,081.50	$ 4.62
Class B	1,000.00	1,077.00	9.02
Class C	1,000.00	1,077.10	9.02
Class Y	1,000.00	1,082.20	3.84

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.44	4.48
Class B	1,000.00	1,016.21	8.76
Class C	1,000.00	1,016.21	8.76
Class Y	1,000.00	1,021.18	3.73

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2016 are as follows:

Class	Expense Ratios
Class A	0.89%
Class B	1.74
Class C	1.74
Class Y	0.74

24 OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—103.2%
New York—77.6%
$605,000	Albany County, NY IDA (Wildwood Programs)	4.900%		07/01/2021	$605,460
8,165,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.875		07/01/2041	9,290,627
1,315,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.625		07/01/2031	1,492,880
1,525,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.375		07/01/2026	1,745,805
1,420,000	Albany, NY Hsg. Authority (Lark Drive)	5.500		12/01/2028	1,423,081
500,000	Albany, NY IDA (Albany Rehabilitation)	8.375		06/01/2023	501,215
1,350,000	Albany, NY IDA (Brighter Choice Charter School)	5.000		04/01/2032	1,263,154
3,125,000	Albany, NY IDA (Brighter Choice Charter School)	5.000		04/01/2027	3,018,844
900,000	Albany, NY IDA (Brighter Choice Charter School)	5.000		04/01/2037	821,781
1,760,000	Albany, NY IDA (Sage Colleges)	5.300		04/01/2029	1,709,048
630,000	Albany, NY Parking Authority	1.232	[1]	11/01/2017	595,860
4,465,000	Amherst, NY IDA (Beechwood Health Care Center)	5.200		01/01/2040	4,567,918
290,000	Blauvelt, NY Volunteer Fire Company	6.250		10/15/2017	291,029
2,735,000	Brookhaven, NY IDA (Enecon Corp.)	6.300		11/01/2033	2,783,355
1,230,000	Brookhaven, NY IDA (Stony Brook Foundation)	6.500		11/01/2020	1,242,152
1,770,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)	5.375		10/01/2041	2,054,120
870,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)	6.000		10/01/2031	1,051,038
500,000	Buffalo & Erie County, NY Industrial Land Devel. (CathHS/KMHosp/SOCHOB Obligated Group)	5.250		07/01/2035	607,760
210,000	Buffalo, NY Municipal Water Finance Authority	5.000		07/01/2031	257,979
245,000	Buffalo, NY Municipal Water Finance Authority	5.000		07/01/2032	299,853
300,000	Buffalo, NY Municipal Water Finance Authority	5.000		07/01/2029	372,420
150,000	Buffalo, NY Municipal Water Finance Authority	5.000		07/01/2030	185,098
500,000	Build NYC Resource Corp. (New York Methodist Hospital)	5.000		07/01/2030	597,760
1,100,000	Build NYC Resource Corp. (New York Methodist Hospital)	5.000		07/01/2026	1,338,854
3,250,000	Build NYC Resource Corp. (Pratt Paper)	5.000		01/01/2035	3,709,745
1,500,000	Build NYC Resource Corp. (Pratt Paper)	4.500		01/01/2025	1,677,675
860,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000		08/01/2032	995,390
3,000,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)	5.750		11/01/2030	3,093,330
1,000,000	Canton, NY Resource Corp. Student Hsg. Facility (Grasse River-SUNY Canton)	5.000		05/01/2040	1,158,970
510,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000		05/01/2030	599,179
540,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000		05/01/2031	630,904
250,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000		05/01/2039	278,147
200,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000		05/01/2034	226,346

25 OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$680,000	Cattaraugus County, NY IDA (St. Bonaventure University)	5.450%		09/15/2019	$681,020
105,000	Chautauqua, NY Utility District	5.000		06/01/2025	105,239
95,000	Chautauqua, NY Utility District	5.000		06/01/2023	95,229
1,515,000	Chemung County, NY IDA (Hathorn Redevel. Company)	5.000		07/01/2033	1,518,545
630,000	Chemung County, NY IDA (Hathorn Redevel. Company)[2]	4.850		07/01/2023	632,098
1,085,000	Clifton Springs, NY Hospital & Clinic	8.000		01/01/2020	1,087,289
2,335,000	Dutchess County, NY IDA (Marist College)	5.000		07/01/2036	2,840,808
650,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)	5.750		07/01/2040	754,052
1,195,000	Dutchess County, NY Local Devel. Corp. (Health Quest System/PHCtr/NDH/VBHosp Obligated Group)	5.000		07/01/2044	1,415,705
2,500,000	Dutchess County, NY Local Devel. Corp. (Health Quest Systems/PHCtr/NDH/VBHosp Obligated Group)[2]	5.000		07/01/2046	3,038,075
1,000,000	Dutchess County, NY Water & Wastewater Authority	5.392	[1]	06/01/2027	809,930
1,875,000	East Rochester, NY Hsg. Authority (Jefferson Park Apartments)	6.750		03/01/2030	1,878,169
2,560,000	East Rochester, NY Hsg. Authority (Woodland Village)	5.500		08/01/2033	2,588,314
2,455,000	Elmira, NY Hsg. Authority (Eastgate Apartments)	6.250		06/01/2044	2,515,859
7,050,000	Erie County, NY IDA (Charter School Applied Tech)	6.875		06/01/2035	7,129,735
2,790,000	Erie County, NY IDA (Global Concepts Charter School)	6.250		10/01/2037	2,912,202
715,000	Erie County, NY IDA (The Episcopal Church Home)	6.000		02/01/2028	716,623
1,024,000,000	Erie County, NY Tobacco Asset Securitization Corp.	7.645	[1]	06/01/2060	4,085,760
194,300,000	Erie County, NY Tobacco Asset Securitization Corp.	7.190	[1]	06/01/2055	1,723,441
1,410,000	Essex County, NY IDA (International Paper Company)	4.600		03/01/2027	1,423,099
1,500,000	Essex County, NY IDA (International Paper Company)	6.625		09/01/2032	1,642,815
1,100,000	Essex County, NY IDA (North Country Community College Foundation)	5.300		06/01/2035	1,102,651
410,000	Essex County, NY IDA (North Country Community College Foundation)	5.200		06/01/2025	411,140
800,000	Essex County, NY IDA (North Country Community College Foundation)	5.000		06/01/2020	802,352
1,235,000	Essex County, NY IDA (North Country Community College Foundation)	5.200		06/01/2025	1,238,433
260,000	Essex County, NY IDA (North Country Community College Foundation)	5.000		06/01/2020	260,738
900,000	Franklin County, NY IDA (North Country Community College Foundation)	5.200		06/01/2025	902,502
300,000	Franklin County, NY Solid Waste Management Authority	5.000		06/01/2025	344,034
55,000	Genesee County, NY IDA (United Memorial Medical Center)	5.000		12/01/2032	55,075
100,000	Glens Falls, NY GO	6.000		02/01/2040	108,588
1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000		07/01/2044	1,162,980
1,500,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000		07/01/2034	1,766,895
1,700,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000		07/01/2029	2,036,515
1,250,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000		07/01/2039	1,459,600

26 OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$34,450,000	Hudson Yards, NY Infrastructure Corp.	5.750%	02/15/2047	$40,838,752
4,840,000	Hudson Yards, NY Infrastructure Corp.	5.000	02/15/2047	4,962,984
10,475,000	L.I., NY Power Authority, Series A	5.750	04/01/2039	11,710,840
12,315,000	L.I., NY Power Authority, Series A	5.000	09/01/2039	14,818,886
3,400,000	L.I., NY Power Authority, Series A	5.000	05/01/2036	3,924,450
29,735,000	L.I., NY Power Authority, Series A	5.000	09/01/2037	35,400,707
20,000,000	L.I., NY Power Authority, Series A	5.000	09/01/2042	23,759,400
14,530,000	L.I., NY Power Authority, Series A	5.000	09/01/2044	17,412,316
1,900,000	L.I., NY Power Authority, Series B	5.750	04/01/2033	2,162,257
7,000,000	L.I., NY Power Authority, Series B	5.000	09/01/2029	8,439,900
90,000	L.I., NY Power Authority, Series C	5.000	09/01/2035	90,678
70,000	L.I., NY Power Authority, Series C	5.000	09/01/2035	70,527
2,280,000	L.I., NY Power Authority, Series E	5.000	12/01/2018	2,323,890
3,000,000	L.I., NY Power Authority, Series F	5.000	05/01/2018	3,046,680
455,000	Lockport City, NY GO	5.000	10/15/2021	517,208
435,000	Lockport City, NY GO	5.000	10/15/2020	485,999
530,000	Lockport City, NY GO	5.000	10/15/2024	617,726
505,000	Lockport City, NY GO	5.000	10/15/2023	587,083
480,000	Lockport City, NY GO	5.000	10/15/2022	552,302
5,300,000	Madison County, NY IDA (Commons II Student Hsg.)	5.000	06/01/2040	5,723,470
100,000	Madison County, NY IDA (Commons II Student Hsg.)	5.000	06/01/2033	107,990
2,330,000	Monroe County, NY IDA (Parma Senior Hsg. Assoc.)	6.500	12/01/2042	2,379,256
1,000,000	Monroe County, NY IDA (Rochester Schools Modernization)	5.000	05/01/2030	1,257,520
1,500,000	Monroe County, NY IDA (Rochester Schools Modernization)	5.000	05/01/2031	1,876,560
2,505,000	Monroe County, NY IDA (Summit at Brighton)	5.375	07/01/2032	2,418,477
3,660,000	Monroe County, NY IDA (Summit at Brighton)	5.500	07/01/2027	3,642,103
180,000	Monroe County, NY IDA (University of Rochester)	5.000	07/01/2028	230,949
195,000	Monroe County, NY IDA (Volunteers of America)[2]	5.700	08/01/2018	195,078
2,785,000	Monroe County, NY IDA (Volunteers of America)	5.750	08/01/2028	2,785,668
375,000	Monroe County, NY Industrial Devel. Corp. (Highland Hospital of Rochester)	5.000	07/01/2034	448,988
890,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)	5.000	01/15/2038	1,055,495
1,840,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.500	10/01/2041	2,128,714
500,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.250	10/01/2031	580,900
850,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.000	10/01/2026	982,030
2,010,000	Monroe County, NY Industrial Devel. Corp. (Rochester General Hospital)	5.000	12/01/2042	2,309,490
50,000	Monroe County, NY Industrial Devel. Corp. (Rochester General Hospital)	5.000	12/01/2037	57,610
1,515,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000	06/01/2044	1,759,582
500,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000	06/01/2029	598,160

27 OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$960,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.500%		06/01/2034	$1,167,274
850,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.625		06/01/2026	1,000,943
1,495,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	6.000		06/01/2034	1,773,817
15,100,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)	5.750		08/15/2035	18,041,782
1,500,000	Monroe County, NY Industrial Devel. Corp. (University of Rochester)	5.000		07/01/2032	1,891,605
1,000,000	Monroe County, NY Industrial Devel. Corp. (University of Rochester)	5.000		07/01/2033	1,256,350
650,000,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.699	[1]	06/01/2061	2,535,000
2,305,000	Monroe, NY Newpower Corp.	5.500		01/01/2034	2,324,892
580,000	Monroe, NY Newpower Corp.	5.625		01/01/2026	585,945
802,824	Municipal Assistance Corp. for Troy, NY	5.732	[1]	07/15/2021	747,413
1,218,573	Municipal Assistance Corp. for Troy, NY	5.740	[1]	01/15/2022	1,122,440
7,045,000	Nassau County, NY GO	5.000		04/01/2032	8,561,295
1,000,000	Nassau County, NY GO	5.000		01/01/2038	1,218,800
4,025,000	Nassau County, NY GO	5.000		04/01/2030	4,923,662
6,475,000	Nassau County, NY GO	5.000		04/01/2031	7,889,399
325,000	Nassau County, NY IDA (ACDS)	5.950		11/01/2022	330,857
110,000	Nassau County, NY IDA (ALIA-HH)	7.125		06/01/2017	110,177
85,000	Nassau County, NY IDA (ALIA-HHS)	7.125		06/01/2017	85,137
2,101,661	Nassau County, NY IDA (Amsterdam at Harborside)[3]	2.000		01/01/2049	262,434
5,823,750	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2049	5,874,591
2,880,000	Nassau County, NY IDA (CSMR)	5.950		11/01/2022	2,931,898
335,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)	5.950		11/01/2022	341,037
1,660,000	Nassau County, NY IDA (Hispanic Counseling Center)	6.500		11/01/2037	1,688,452
370,000	Nassau County, NY IDA (Life’s WORCA)	5.950		11/01/2022	376,667
600,000	Nassau County, NY IDA (PLUS Group Home)	6.150		11/01/2022	612,486
285,000	Nassau County, NY IDA, Series A-A	6.000		06/01/2021	289,044
350,000	Nassau County, NY IDA, Series A-C	6.000		06/01/2021	354,967
385,000	Nassau County, NY IDA, Series A-D	6.000		06/01/2021	390,463
300,000	Nassau County, NY Local Economic Assistance Corp. (CHSLI / SCSMC / CHS / SANC / SAR / SJRNC / SJR / VMNRC / CHFTEH / VMHCS / CHHSB Obligated Group)	5.000		07/01/2033	353,973
1,055,215,000	Nassau County, NY Tobacco Settlement Corp.	5.644	[1]	06/01/2060	5,339,388
105,975,000	Nassau County, NY Tobacco Settlement Corp.	6.219	[1]	06/01/2046	3,674,153
40,000,000	Nassau County, NY Tobacco Settlement Corp.	6.349	[1]	06/01/2060	159,600
20,000,000	Nassau County, NY Tobacco Settlement Corp.	5.818	[1]	06/01/2046	751,200
3,670,000	New Rochelle, NY IDA (Soundview Apartments)	5.375		04/01/2036	3,682,882
900,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	902,079
150,000	Niagara Falls, NY Public Water Authority	5.500		07/15/2034	150,375
850,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2042	977,152
500,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2035	577,160

28 OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$280,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)	5.000%		04/01/2021	$327,138
1,820,000	North Tonawanda, NY HDC (Bishop Gibbons Associates)	7.375		12/15/2021	2,085,192
5,290,000	NY Counties Tobacco Trust I	6.500		06/01/2035	5,293,068
19,230,000	NY Counties Tobacco Trust I	6.625		06/01/2042	19,241,153
25,855,000	NY Counties Tobacco Trust II (TASC)	5.625		06/01/2035	25,906,193
53,880,000	NY Counties Tobacco Trust II (TASC)	5.750		06/01/2043	54,150,478
215,000	NY Counties Tobacco Trust III (TASC)	6.000		06/01/2043	215,131
7,000,000	NY Counties Tobacco Trust IV	5.000		06/01/2038	7,000,280
304,690,000	NY Counties Tobacco Trust IV	5.371	[1]	06/01/2055	4,226,050
608,700,000	NY Counties Tobacco Trust IV	5.822	[1]	06/01/2060	2,428,713
66,335,000	NY Counties Tobacco Trust IV	4.900	[1]	06/01/2050	6,699,172
596,125,000	NY Counties Tobacco Trust V	5.167	[1]	06/01/2050	59,219,058
3,179,100,000	NY Counties Tobacco Trust V	6.732	[1]	06/01/2060	13,225,056
643,195,000	NY Counties Tobacco Trust V	6.845	[1]	06/01/2055	7,711,908
62,345,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[4]	5.625		01/15/2046	72,468,393
15,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[4]	5.125		01/15/2044	17,125,200
2,199,995	NY Liberty Devel. Corp. (National Sports Museum)[3]	6.125		02/15/2019	22
450,000	NY MTA	5.000		11/15/2025	457,569
6,800,000	NY MTA, Series A	5.250		11/15/2038	8,168,976
795,000	NY MTA, Series A	5.000		11/15/2025	942,282
5,900,000	NY MTA, Series A	5.000		11/15/2029	7,228,975
500,000	NY MTA, Series A	5.000		11/15/2026	616,895
500,000	NY MTA, Series A	5.000		11/15/2027	614,960
8,350,000	NY MTA, Series A-1	5.000		11/15/2046	10,322,938
5,135,000	NY MTA, Series B	5.250		11/15/2039	6,408,839
4,035,000	NY MTA, Series B	5.000		11/15/2029	4,279,158
9,000,000	NY MTA, Series B	5.250		11/15/2055	11,167,290
5,985,000	NY MTA, Series B	5.000		11/15/2024	6,347,990
1,545,000	NY MTA, Series B	5.000		11/15/2021	1,638,704
4,000,000	NY MTA, Series C	5.000		11/15/2038	4,795,560
585,000	NY MTA, Series D	5.250		11/15/2027	739,890
1,225,000	NY MTA, Series D	5.250		11/15/2034	1,441,911
1,375,000	NY MTA, Series D	5.250		11/15/2026	1,747,047
1,100,000	NY MTA, Series D	5.250		11/15/2033	1,373,900
1,100,000	NY MTA, Series D	5.250		11/15/2032	1,378,234
1,100,000	NY MTA, Series D	5.250		11/15/2030	1,384,339
1,100,000	NY MTA, Series D	5.250		11/15/2031	1,382,590
690,000	NY MTA, Series D	5.250		11/15/2028	870,828
2,150,000	NY MTA, Series D	5.000		11/15/2032	2,601,478
8,385,000	NY MTA, Series D	5.000		11/15/2023	8,892,376
3,390,000	NY MTA, Series D	5.000		11/15/2026	4,140,173
27,675,000	NY MTA, Series D	5.000		11/15/2030	33,580,291
10,000,000	NY MTA, Series D	5.000		11/15/2027	11,366,600
2,525,000	NY MTA, Series D	5.000		11/15/2024	2,677,788
1,100,000	NY MTA, Series D	5.250		11/15/2029	1,385,648

29 OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$8,000,000	NY MTA, Series D-1	5.000%		11/01/2027	$9,744,720
3,500,000	NY MTA, Series D-1	5.000		11/01/2028	4,249,105
4,580,000	NY MTA, Series F	5.000		11/15/2025	5,607,202
16,845,000	NY MTA, Series F	5.000		11/15/2027	20,539,445
77,670,000	NY MTA, Series F	5.000		11/15/2030	94,243,225
5,000,000	NY MTA, Series H	5.000		11/15/2030	6,066,900
2,100,000	NY MTA, Series H	5.000		11/15/2033	2,540,979
3,000,000	NY MTA, Series H	5.000		11/15/2025	3,672,840
2,955,000	NY Tobacco Settlement Financing Corp. (TASC)	5.000		06/01/2022	3,070,038
3,200,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2029	3,916,128
2,100,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2030	2,569,560
400,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2028	492,256
10,000,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2041	12,563,800
223,515,000	NY TSASC, Inc. (TFABs)	5.125		06/01/2042	222,299,078
250,510,000	NY TSASC, Inc. (TFABs)	5.000		06/01/2034	250,522,526
5,000,000	NYC GO	5.000		08/01/2029	5,956,700
8,750,000	NYC GO	5.000		03/01/2033	10,612,350
5,760,000	NYC GO	5.000		08/01/2031	7,015,680
3,800,000	NYC GO	5.000		08/01/2035	4,492,018
2,500,000	NYC GO	5.000		10/01/2029	3,027,400
350,000	NYC GO	5.000		10/01/2030	423,777
3,000,000	NYC GO	5.000		08/01/2029	3,618,390
25,000	NYC GO	5.000		08/01/2023	25,097
20,000,000	NYC GO4	5.250		03/01/2021	22,339,400
10,000,000	NYC GO4	5.000		10/01/2034	11,874,000
10,495,000	NYC GO	5.000		06/01/2034	13,055,255
1,955,000	NYC GO	6.250		12/15/2031	2,221,447
45,000	NYC GO	6.250		12/15/2031	51,330
10,000,000	NYC GO	5.000		06/01/2035	12,402,600
380,000	NYC GO	5.375		06/01/2032	381,581
250,000	NYC GO	5.250		09/01/2025	275,093
2,955,000	NYC GO	5.500		04/01/2022	3,329,133
230,000	NYC GO	5.250		06/01/2027	230,959
10,000	NYC GO	5.500		11/15/2037	10,042
5,000	NYC GO	5.320	[5]	01/15/2028	5,021
5,000	NYC GO	7.750		08/15/2028	5,047
5,135,000	NYC GO	5.000		10/01/2032	6,183,362
1,915,000	NYC GO	5.000		10/01/2034	2,305,966
3,300,000	NYC GO	5.000		10/01/2033	3,973,728
1,340,000	NYC GO	5.000		05/15/2036	1,499,755
1,475,000	NYC GO Tender Option Bond Series 2015-XF2142 Trust[6]	18.483	[7]	5/15/2031	2,139,414
875,000	NYC GO Tender Option Bond Series 2015-XF2142-2 Trust[6]	18.498	[7]	5/15/2033	1,299,725
5,395,000	NYC GO Tender Option Bond Series 2015-XF2142-3 Trust[6]	17.318	[7]	5/15/2036	7,967,120
10,910,000	NYC HDC (Multifamily Hsg.)[4]	5.700		11/01/2046	11,750,922
8,035,000	NYC HDC (Multifamily Hsg.)[4]	5.200		11/01/2040	8,166,531

30 OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$3,735,000	NYC HDC (Multifamily Hsg.)	5.450%	11/01/2040	$3,844,622
5,140,000	NYC HDC (Multifamily Hsg.)	5.350	11/01/2037	5,284,897
2,435,000	NYC HDC (Multifamily Hsg.)[4]	5.100	11/01/2027	2,480,190
3,000,000	NYC HDC (Multifamily Hsg.)[4]	5.125	11/01/2032	3,103,170
780,000	NYC HDC (Multifamily Hsg.)	5.000	11/01/2030	808,025
1,675,000	NYC HDC (Multifamily Hsg.)	5.200	11/01/2035	1,731,414
1,215,000	NYC HDC (Multifamily Hsg.)	5.350	05/01/2041	1,273,113
2,840,000	NYC HDC (Multifamily Hsg.)[4]	5.550	11/01/2039	3,056,692
3,090,000	NYC HDC (Multifamily Hsg.)[4]	5.500	11/01/2034	3,353,082
2,670,000	NYC HDC (Multifamily Hsg.)	5.450	11/01/2046	2,747,110
7,205,000	NYC HDC (Multifamily Hsg.)	5.250	11/01/2045	7,325,251
25,000	NYC HDC (Multifamily Hsg.)	5.550	11/01/2039	26,908
890,000	NYC HDC (Multifamily Hsg.)	4.950	11/01/2039	941,789
5,100,000	NYC HDC (Multifamily Hsg.)	5.150	11/01/2037	5,182,671
45,000	NYC HDC (Multifamily Hsg.), Series A	5.500	11/01/2034	45,056
28,040,000	NYC HDC (Multifamily Hsg.), Series B4	5.350	05/01/2049	28,524,377
13,180,000	NYC HDC (Multifamily Hsg.), Series G-1[4]	4.875	11/01/2039	13,264,821
890,000	NYC IDA (Allied Metal)	7.125	12/01/2027	891,549
1,650,000	NYC IDA (Amboy Properties)	6.750	06/01/2020	1,650,264
100,000	NYC IDA (American Airlines)	7.500	08/01/2016	100,598
22,255,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	6.200	10/01/2022	21,936,086
153,620,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.750	10/01/2036	135,330,003
97,130,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.650	10/01/2028	85,769,675
2,895,000	NYC IDA (Center for Elimination of Family Violence)	7.375	11/01/2036	2,994,385
12,800,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	12,646,912
3,400,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	3,359,336
18,000,000	NYC IDA (Chapin School)	5.000	11/01/2038	18,117,900
280,000	NYC IDA (Community Resource Center for the Developmentally Disabled)	5.250	07/01/2022	277,488
1,225,000	NYC IDA (Comprehensive Care Management)	6.375	11/01/2028	1,227,744
3,095,000	NYC IDA (Comprehensive Care Management)	6.375	11/01/2028	3,102,088
245,000	NYC IDA (Comprehensive Care Management)	7.875	12/01/2016	245,997
3,145,000	NYC IDA (Comprehensive Care Management)	6.125	11/01/2035	3,150,976
1,490,000	NYC IDA (Comprehensive Care Management)	6.000	05/01/2026	1,546,829
380,000	NYC IDA (Cool Wind Ventilation)	5.450	11/01/2017	382,094
5,685,000	NYC IDA (Cool Wind Ventilation)	6.075	11/01/2027	5,720,474
425,000	NYC IDA (Cool Wind Ventilation)	5.450	11/01/2017	427,342
240,000	NYC IDA (EIISFAC/SFUMP/YAI/AFSFBM/SNP Obligated Group)[2]	4.750	07/01/2020	240,060
1,995,000	NYC IDA (Gourmet Boutique)[2]	10.000	05/01/2021	1,606,534
7,290,000	NYC IDA (Guttmacher Institute)	5.750	12/01/2036	7,469,917
500,000	NYC IDA (Independent Living Assoc.)[2]	6.200	07/01/2020	502,955
2,500,000	NYC IDA (Manhattan Community Access Corp.)	6.000	12/01/2036	2,580,875
1,895,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	1,983,781
9,175,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	9,604,849
12,870,000	NYC IDA (MediSys Health Network)	6.250	03/15/2024	12,877,851
905,000	NYC IDA (Roundabout Theatre)	5.000	10/01/2023	905,471

31 OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,955,000	NYC IDA (Sahadi Fine Foods)	6.750%	11/01/2019	$1,961,999
180,000	NYC IDA (Samaritan Aids Services)	5.000	11/01/2024	180,716
395,000	NYC IDA (Special Needs Facilities Pooled Program)[2]	6.650	07/01/2023	397,283
1,275,000	NYC IDA (Streamline Plastics)	8.125	12/01/2025	1,275,000
380,000	NYC IDA (The Bank Street College)	5.250	12/01/2021	381,102
1,000,000	NYC IDA (The Bank Street College)	5.250	12/01/2030	1,002,200
8,600,000	NYC IDA (The Child School)	7.550	06/01/2033	8,658,824
3,375,000	NYC IDA (Therapy & Learning Center)	8.250	09/01/2031	3,381,041
32,040,000	NYC IDA (UNICEF)	5.300	11/01/2038	32,180,976
5,000,000	NYC IDA (United Jewish Appeal-Federation of Jewish Philanthropies of New York)	5.000	07/01/2034	5,883,400
705,000	NYC IDA (World Casing Corp.)	6.700	11/01/2019	705,895
335,000	NYC IDA (YAI/SFTU Obligated Group)	5.000	07/01/2026	335,114
18,110,000	NYC IDA (Yankee Stadium)	5.000	03/01/2046	18,220,109
16,500,000	NYC IDA (Yankee Stadium)	7.000	03/01/2049	19,159,965
220,000	NYC IDA (Yankee Stadium)	5.000	03/01/2036	221,448
150,000	NYC IDA (Yankee Stadium)	5.000	03/01/2031	150,851
6,800,000	NYC IDA (Yankee Stadium)[8]	1.965	03/01/2022	6,501,548
24,270,000	NYC IDA (Yeled Yalda Early Childhood)	5.725	11/01/2037	24,903,690
31,750,000	NYC Municipal Water Finance Authority[4]	5.500	06/15/2043	37,652,926
21,570,000	NYC Municipal Water Finance Authority[4]	5.375	06/15/2043	25,442,855
8,950,000	NYC Municipal Water Finance Authority	5.000	06/15/2031	10,328,390
7,525,000	NYC Municipal Water Finance Authority	5.250	06/15/2040	8,479,546
6,115,000	NYC Municipal Water Finance Authority	5.000	06/15/2036	7,544,504
4,825,000	NYC Municipal Water Finance Authority	5.750	06/15/2040	5,307,790
5,000,000	NYC Municipal Water Finance Authority	5.000	06/15/2036	6,156,350
7,405,000	NYC Municipal Water Finance Authority	5.250	06/15/2044	8,924,950
1,000,000	NYC Municipal Water Finance Authority	5.625	06/15/2027	1,096,840
50,000	NYC Municipal Water Finance Authority	5.000	06/15/2037	54,235
285,000	NYC Municipal Water Finance Authority	5.000	06/15/2037	308,196
1,440,000	NYC Municipal Water Finance Authority	5.750	06/15/2040	1,582,949
665,000	NYC Municipal Water Finance Authority	5.125	06/15/2030	724,019
900,000	NYC Municipal Water Finance Authority	5.625	06/15/2027	988,506
10,000,000	NYC Municipal Water Finance Authority	5.000	06/15/2038	12,656,500
700,000	NYC Transitional Finance Authority	5.125	01/15/2034	772,023
3,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2030	3,756,900
5,410,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2040	6,318,393
6,500,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2034	8,006,895
25,000,000	NYC Transitional Finance Authority (Building Aid)[4]	5.000	07/15/2037	30,003,750
15,000,000	NYC Transitional Finance Authority (Building Aid)[4]	5.250	07/15/2037	17,796,150
1,700,000	NYC Transitional Finance Authority (Building Aid)	5.500	01/15/2039	1,908,233
2,500,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2036	2,558,825
8,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2034	9,953,600
6,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2036	7,420,500
4,165,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2043	5,151,605
10,500,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2043	12,768,840
5,065,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2035	6,221,390
5,405,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2035	6,704,740

32 OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$10,000,000	NYC Transitional Finance Authority (Building Aid)	5.000%		07/15/2040	$12,213,000
2,400,000	NYC Transitional Finance Authority (Future Tax)	5.250		02/01/2030	2,846,088
5,015,000	NYC Transitional Finance Authority (Future Tax)	5.000		02/01/2024	5,908,071
7,575,000	NYC Transitional Finance Authority (Future Tax)	5.500		11/01/2035	9,057,503
15,000,000	NYC Transitional Finance Authority (Future Tax)[4]	5.000		05/01/2034	18,193,800
10,000,000	NYC Transitional Finance Authority (Future Tax)	0.600	[9]	11/01/2022	10,000,000
7,010,000	NYC Transitional Finance Authority (Future Tax)	5.000		02/01/2025	8,258,341
20,335,000	NYC Transitional Finance Authority (Future Tax)[4]	5.000		02/01/2030	24,939,569
5,695,000	NYC Transitional Finance Authority (Future Tax)	5.000		02/01/2041	6,966,238
8,190,000	NYC Transitional Finance Authority (Future Tax)	5.000		02/01/2035	9,846,919
3,935,000	NYS Convention Center Devel. Corp. (Hotel Unit)	5.000		11/15/2040	4,830,016
5,200,000	NYS DA (ALIA-PSCH)	6.175		12/01/2031	5,368,584
5,300,000	NYS DA (ALIA-PSCH)	4.800		12/01/2023	5,521,381
11,920,000	NYS DA (ALIA-PSCH)	5.350		12/01/2035	12,520,649
430,000	NYS DA (Brooklyn Law School)	5.000		07/01/2029	504,222
430,000	NYS DA (Brooklyn Law School)	5.000		07/01/2030	503,956
850,000	NYS DA (Brooklyn Law School)	5.000		07/01/2027	998,308
850,000	NYS DA (Brooklyn Law School)	5.000		07/01/2028	996,982
1,010,000	NYS DA (Cabrini of Westchester)	5.200		02/15/2041	1,067,580
500,000	NYS DA (Catholic Health System)	5.000		07/01/2032	572,425
260,000	NYS DA (Catholic Health System)	5.000		07/01/2032	297,661
25,000	NYS DA (City University)	5.250		07/01/2030	32,734
1,115,000	NYS DA (Columbia University)	5.000		07/01/2038	1,208,905
300,000	NYS DA (Culinary Institute of America)	5.000		07/01/2034	344,448
7,800,000	NYS DA (Fordham University)	5.000		07/01/2038	8,456,916
200,000	NYS DA (Fordham University)	5.000		07/01/2030	245,328
285,000	NYS DA (Fordham University)	5.000		07/01/2038	309,778
150,000	NYS DA (Icahn School of Medicine at Mount Sinai)	5.000		07/01/2034	183,242
5,500,000	NYS DA (Interagency Council)[2]	7.000		07/01/2035	6,840,075
3,000,000	NYS DA (Iona College)	5.000		07/01/2032	3,473,610
3,490,000	NYS DA (Manhattan College)	5.300		07/01/2037	3,645,270
18,230,000	NYS DA (Memorial Sloan-Kettering)[4]	5.000		07/01/2035	18,232,297
150,000	NYS DA (Mental Health Services Facilities)	5.000		02/15/2037	153,888
860,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000		07/01/2029	929,729
1,000,000	NYS DA (New School University)	5.750		07/01/2050	1,150,220
2,100,000	NYS DA (New School)	5.000		07/01/2040	2,532,159
20,000,000	NYS DA (New York University)	5.250		07/01/2048	21,829,800
11,500,000	NYS DA (North Shore L.I. Jewish Obligated Group)	5.250		05/01/2034	13,571,955
1,515,000	NYS DA (NSLIJ / LIJMC / NSUH / GCH / NSUHSFCEC&R / NSLIJHC / FrankHosp / HHA / LHH / SHosp / SIUH / PlainHlth / FHH Obligated Group)	5.000		05/01/2033	1,857,329
1,000,000	NYS DA (NYU Hospitals Center)	5.000		07/01/2036	1,207,290
2,000,000	NYS DA (NYU Hospitals Center)	5.625		07/01/2037	2,100,220
7,500,000	NYS DA (NYU)	5.000		07/01/2039	9,429,975
5,890,000	NYS DA (NYU)	5.000		07/01/2045	7,149,871
1,000,000	NYS DA (Pratt Institute)	5.000		07/01/2034	1,209,330
500,000	NYS DA (Pratt Institute)	5.000		07/01/2046	616,495
2,700,000	NYS DA (Providence Rest)	5.125		07/01/2030	2,701,377

33 OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$3,100,000	NYS DA (Providence Rest)	5.250%		07/01/2025	$3,104,774
6,035,000	NYS DA (Providence Rest)	5.000		07/01/2035	6,037,595
20,735,000	NYS DA (Sales Tax)	5.000		03/15/2032	25,844,933
2,645,000	NYS DA (School District Bond Financing Program), Series C	7.375		10/01/2033	3,041,459
1,750,000	NYS DA (School District Bond Financing Program), Series C	7.250		10/01/2028	2,007,425
1,525,000	NYS DA (School District Bond Financing Program), Series C	7.500		04/01/2039	1,757,837
245,000	NYS DA (Siena College)	5.125		07/01/2039	266,832
5,770,000	NYS DA (Smithtown Special Library District)	6.000		07/01/2028	6,388,775
2,480,000	NYS DA (Special Surgery Hospital)	6.000		08/15/2038	2,867,847
10,750,000	NYS DA (St. John’s University)	5.000		07/01/2030	12,779,815
400,000	NYS DA (St. John’s University)	5.000		07/01/2034	489,924
270,000	NYS DA (St. John’s University)	5.000		07/01/2028	321,832
3,500,000	NYS DA (St. Joseph’s College)	5.250		07/01/2035	3,884,195
44,200,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	48,212,034
5,620,000	NYS DA (State Personal Income Tax Authority)	5.000		02/15/2034	6,791,826
2,295,000	NYS DA (State Personal Income Tax Authority)	5.000		02/15/2027	2,800,979
5,000,000	NYS DA (State Personal Income Tax Authority)	5.000		03/15/2036	6,241,350
10,000,000	NYS DA (State Personal Income Tax Authority)	5.000		03/15/2031	12,568,300
15,915,000	NYS DA (State Personal Income Tax Authority)[4]	5.000		03/15/2034	18,715,049
855,000	NYS DA (State Personal Income Tax Authority)	5.000		03/15/2026	915,979
5,000,000	NYS DA (State Personal Income Tax Authority)	5.000		03/15/2041	5,859,650
10,705,000	NYS DA (State Personal Income Tax Authority)	5.000		02/15/2027	12,946,841
6,000,000	NYS DA (State University of New York)	5.000		07/01/2038	6,505,320
1,585,000	NYS DA (State University of New York)	5.000		07/01/2035	1,828,107
3,000,000	NYS DA (State University of New York)	5.000		07/01/2040	3,436,020
5,240,000	NYS DA (The Bronx-Lebanon Hospital Center)	6.250		02/15/2035	5,912,973
4,395,000	NYS DA (The New School)	5.000		07/01/2031	5,070,687
4,375,000	NYS DA (Touro College and University System)	5.500		01/01/2039	5,025,869
20,000	NYS DA (UCP-HCAS / Jawonio / FRC / CPW / UCPANYS / UCP Obligated Group)	5.000		07/01/2034	20,073
1,000,000	NYS DA (University of Rochester)	5.750	[5]	07/01/2039	1,133,810
11,695,000	NYS DA (Vassar College)[4]	5.000		07/01/2046	12,180,433
615,000	NYS DA (Yeshiva University)	5.000		09/01/2034	693,019
2,885,000	NYS DA (Yeshiva University)	5.000		09/01/2034	2,939,094
1,150,000	NYS DA (Yeshiva University)	5.000		09/01/2038	1,295,889
1,145,000	NYS DA (Yeshiva University)	5.000		11/01/2031	1,366,718
5,415,000	NYS DA (Yeshiva University)	5.000		09/01/2038	5,486,153
1,960,000	NYS DA (Yeshiva University)	5.000		11/01/2031	2,029,796
1,405,000	NYS EFC (Clean Water & Drinking Revolving Funds)	5.000		06/15/2037	1,522,795
8,340,000	NYS EFC (NYC Municipal Water Finance Authority)	5.000		06/15/2034	8,498,043
11,700,000	NYS HFA (222 East 44th Street)	0.500	[9]	05/01/2050	11,700,000
10,220,000	NYS HFA (Affordable Hsg.)[4]	5.450		11/01/2045	10,498,870
2,000,000	NYS HFA (Affordable Hsg.)	5.000		11/01/2042	2,140,840
600,000	NYS HFA (Affordable Hsg.)	5.200		11/01/2030	627,486
150,000	NYS HFA (Affordable Hsg.)	6.750		11/01/2038	168,821
2,365,000	NYS HFA (Affordable Hsg.)	5.250		11/01/2038	2,425,781

34 OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$1,080,000	NYS HFA (Affordable Hsg.)	6.450%		11/01/2029	$1,170,860
585,000	NYS HFA (Children’s Rescue)	7.625		05/01/2018	585,216
895,000	NYS HFA (Friendship)	5.100		08/15/2041	896,360
1,030,000	NYS HFA (Golden Age Apartments)	5.000		02/15/2037	1,031,524
150,000	NYS HFA (Highland Avenue Senior Apartments)	5.000		02/15/2039	151,620
125,000	NYS HFA (Horizons at Wawayanda)	5.150		11/01/2040	128,431
1,710,000	NYS HFA (Multifamily Hsg.)	5.650		02/15/2034	1,713,523
2,080,000	NYS HFA (Multifamily Hsg.)	5.375		02/15/2035	2,083,723
1,100,000	NYS HFA (River Terrace Associates)	0.470	[9]	05/15/2034	1,100,000
315,000	NYS HFA (State Personal Income Tax Authority)	5.000		03/15/2021	318,141
310,000	NYS HFA (Tiffany Gardens)	5.125		08/15/2037	314,399
140,000	NYS LGSC (SCSB)	7.375		12/15/2016	141,642
670,000	NYS LGSC (SCSB)	7.750		12/15/2021	671,367
20,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.750		11/15/2051	24,408,000
1,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.000		11/15/2031	1,185,190
7,000,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)	5.250		10/01/2035	9,450,840
16,700,000	NYS Power Authority	5.000		11/15/2047	17,671,606
3,250,000	NYS Thruway Authority	5.000		01/01/2026	3,464,890
17,500,000	NYS Thruway Authority	5.000		01/01/2046	21,428,925
25,000,000	NYS Thruway Authority	5.000		01/01/2028	30,000,000
3,000,000	NYS Thruway Authority	5.250		01/01/2056	3,745,440
11,720,000	NYS Thruway Authority	5.000		05/01/2019	13,102,257
7,650,000	NYS Thruway Authority	5.000		01/01/2032	9,099,216
2,000,000	NYS Thruway Authority Highway & Bridge Trust Fund	5.000		04/01/2029	2,418,740
17,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)	5.250		01/01/2050	19,967,520
39,350,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)	5.000		07/01/2046	45,518,113
19,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)	5.000		07/01/2041	22,007,890
5,975,000	NYS UDC (Service Contract)	5.000		01/01/2024	6,373,294
6,165,000	NYS UDC (Service Contract)	5.000		01/01/2023	6,576,945
4,000,000	NYS UDC (State Personal Income Tax Authority)	5.000		03/15/2035	5,049,960
20,000,000	NYS UDC (State Personal Income Tax Authority)	5.000		03/15/2026	26,348,200
20,000,000	NYS UDC (State Personal Income Tax Authority)	5.000		03/15/2025	25,947,600
10,015,000	NYS UDC (State Personal Income Tax Authority)	5.000		03/15/2043	12,059,462
10,000,000	NYS UDC (State Personal Income Tax Authority)	5.000		03/15/2035	12,511,300
830,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)	5.000		09/15/2035	830,531
65,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)	4.625		09/15/2030	65,006
1,115,000	Onondaga County, NY IDA (Free Library)	5.125		03/01/2037	1,160,202
1,185,000	Onondaga County, NY IDA (Free Library)	5.125		03/01/2030	1,237,590
1,000,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000		07/01/2032	1,155,430
2,000,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)	5.375		07/01/2040	2,242,040
3,465,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)	5.250		12/01/2041	4,111,881
1,435,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000		07/01/2042	1,636,388

35 OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,320,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000%	07/01/2037	$1,505,249
6,330,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375	12/01/2026	6,353,421
2,235,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375	12/01/2026	2,241,035
1,715,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375	12/01/2021	1,720,282
345,000	Port Authority NY/NJ (JFK International Air Terminal)	6.500	12/01/2028	347,953
32,175,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2025	32,817,857
16,615,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2022	16,980,862
28,800,000	Port Authority NY/NJ (KIAC)	6.750	10/01/2019	28,811,520
10,000	Port Authority NY/NJ, 146th Series	4.750	12/01/2027	10,161
26,100,000	Port Authority NY/NJ, 146th Series[4]	4.750	12/01/2027	26,519,062
10,000	Port Authority NY/NJ, 146th Series	4.500	12/01/2034	10,127
17,790,000	Port Authority NY/NJ, 147th Series[4]	5.000	10/15/2027	18,310,339
13,005,000	Port Authority NY/NJ, 147th Series[4]	4.750	10/15/2028	13,356,126
20,000,000	Port Authority NY/NJ, 147th Series[4]	5.000	10/15/2032	20,534,985
10,000,000	Port Authority NY/NJ, 151st Series[4]	5.750	03/15/2035	10,759,780
72,000,000	Port Authority NY/NJ, 151st Series	5.750	03/15/2035	77,470,560
15,000,000	Port Authority NY/NJ, 151st Series[4]	6.000	09/15/2028	16,337,250
101,940,000	Port Authority NY/NJ, 152nd Series[4]	5.250	11/01/2035	109,323,494
22,500,000	Port Authority NY/NJ, 152nd Series[4]	5.750	11/01/2030	24,468,075
1,200,000	Port Authority NY/NJ, 152nd Series	5.750	11/01/2030	1,304,964
15,300,000	Port Authority NY/NJ, 161st Series[4]	5.000	10/15/2031	17,459,901
20,250,000	Port Authority NY/NJ, 163rd Series[4]	5.000	07/15/2039	23,156,464
21,515,000	Port Authority NY/NJ, 166th Series[4]	5.000	01/15/2041	25,095,232
15,000,000	Port Authority NY/NJ, 166th Series[4]	5.250	07/15/2036	17,668,650
2,720,000	Port Authority NY/NJ, 169th Series	5.000	10/15/2036	3,102,758
400,000	Port Authority NY/NJ, 172nd Series	5.000	10/01/2034	463,948
11,000,000	Port Authority NY/NJ, 184th Series	5.000	09/01/2032	13,757,590
8,340,000	Port Authority NY/NJ, 186th Series	5.000	10/15/2033	10,122,008
9,170,000	Port Authority NY/NJ, 186th Series	5.000	10/15/2034	11,113,857
13,715,000	Port Authority NY/NJ, Series 2014-XF0001[4]	5.250	05/01/2038	14,708,328
100,000	Poughkeepsie, NY GO	4.400	06/01/2024	100,248
2,755,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)	6.000	08/01/2032	2,763,430
2,525,000	Ramapo, NY Local Devel. Corp.	5.000	03/15/2033	2,902,462
1,500,000	Rensselaer County, NY IDA (Franciscan Heights)	5.375	12/01/2036	1,503,630
5,200,000	Rensselaer County, NY Tobacco Asset Securitization Corp.	5.625	06/01/2035	5,203,172
7,300,000	Rensselaer County, NY Tobacco Asset Securitization Corp.	5.750	06/01/2043	7,304,453
4,820,000	Rensselaer, NY City School District COP	5.000	06/01/2036	4,827,857
1,195,000	Rockland County, NY IDA (CRV/Rockland County Assoc. for the Learning Disabled Obligated Group)	4.900	07/01/2021	1,195,837
9,225,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.625	08/15/2035	9,230,720

36 OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$13,095,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.750%		08/15/2043	$13,102,988
486,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.595	[1]	08/15/2060	2,585,520
1,095,000	SONYMA, Series 196	1.350		10/01/2019	1,097,595
1,075,000	SONYMA, Series 196	1.250		04/01/2019	1,076,591
520,000	St. Lawrence County, NY IDA (Clarkson University)	6.000		09/01/2034	626,096
4,775,000	St. Lawrence County, NY IDA (Clarkson University)	5.375		09/01/2041	5,662,291
1,510,000	St. Lawrence County, NY IDA (Clarkson University)	5.000		09/01/2041	1,748,112
4,360,000	St. Lawrence County, NY IDA (Curran Renewable Energy)	7.250		12/01/2029	4,252,264
540,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2036	670,162
1,280,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2030	1,525,094
1,355,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2031	1,609,903
205,000	Suffern, NY GO	5.000		03/15/2020	227,255
3,670,000	Suffolk County, NY Economic Devel. Corp. (CHSLI \ CHFTEH \ SANC \ SAR \ SJRNC \ SJR \ VMNRC \ VMHCS \ CHHSB \ CHS \ SCOSMC Obligated Group)	5.000		07/01/2028	4,391,522
21,405,000	Suffolk County, NY Economic Devel. Corp. (CHSLI \ CHFTEH \ SANC \ SAR \ SJRNC \ SJR \ VMNRC \ VMHCS \ CHHSB \ CHS \ SCOSMC Obligated Group)	5.000		07/01/2028	24,447,507
810,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)	6.750		06/01/2027	853,189
4,200,000	Suffolk County, NY Economic Devel. Corp., Series A	7.375		12/01/2040	4,515,336
350,000	Suffolk County, NY IDA (ACLD)	6.000		12/01/2019	352,478
1,165,000	Suffolk County, NY IDA (ALIA-ACLD)	5.950		10/01/2021	1,180,891
60,000	Suffolk County, NY IDA (ALIA-ADD)	7.125		06/01/2017	60,180
845,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500		11/01/2037	863,429
1,595,000	Suffolk County, NY IDA (ALIA-DDI)	5.950		10/01/2021	1,616,756
460,000	Suffolk County, NY IDA (ALIA-FREE)	5.950		10/01/2021	466,274
440,000	Suffolk County, NY IDA (ALIA-IGHL)	5.950		11/01/2022	450,459
330,000	Suffolk County, NY IDA (ALIA-IGHL)	5.950		10/01/2021	334,501
320,000	Suffolk County, NY IDA (ALIA-IGHL)	6.000		10/01/2031	324,387
385,000	Suffolk County, NY IDA (ALIA-NYS ARC)	5.950		11/01/2022	394,151
1,085,000	Suffolk County, NY IDA (ALIA-UCPAGS)	5.950		10/01/2021	1,099,799
370,000	Suffolk County, NY IDA (ALIA-WORCA)	5.950		11/01/2022	378,795
165,000	Suffolk County, NY IDA (DDI)	6.000		10/01/2020	167,053
155,000	Suffolk County, NY IDA (DDI)	6.000		10/01/2020	156,928
55,000	Suffolk County, NY IDA (DDI)	6.000		12/01/2019	55,389
130,000	Suffolk County, NY IDA (Dowling College)	5.000		06/01/2036	113,770
1,065,000	Suffolk County, NY IDA (Huntington First Aid Squad)	6.650		11/01/2017	1,076,246
530,000	Suffolk County, NY IDA (Independent Group Home Living)	6.000		10/01/2020	536,593
105,000	Suffolk County, NY IDA (Independent Group Home Living)	6.000		12/01/2019	105,743
1,865,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750		11/01/2036	1,912,352
745,000	Suffolk County, NY IDA (New York Institute of Technology)	5.000		03/01/2026	756,279

37 OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$20,605,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)	5.500%		01/01/2023	$20,617,569
185,000	Suffolk County, NY IDA (Suffolk Hotels)	6.000		10/01/2020	187,301
730,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)	6.000		12/01/2019	735,168
3,095,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)	7.875		09/01/2041	3,167,918
510,000	Suffolk County, NY IDA (WORCA)	6.000		10/01/2020	516,344
9,130,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375		06/01/2028	9,293,153
119,295,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.625		06/01/2044	127,118,366
287,265,000	Suffolk, NY Tobacco Asset Securitization Corp.	7.996	[1]	06/01/2048	8,465,700
5,830,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350		11/01/2049	5,852,271
40,865,000	Sullivan County, NY Infrastructure (Adelaar)	5.350		11/01/2049	41,022,739
13,865,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350		11/01/2049	13,915,191
5,760,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350		11/01/2049	5,781,830
3,780,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350		11/01/2049	3,793,873
203,935,000	Syracuse, NY IDA (Carousel Center)	5.000		01/01/2036	205,715,353
1,755,000	Syracuse, NY IDA (James Square)[2]	2.552	[1]	08/01/2025	953,895
1,700,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)	5.000		07/01/2038	1,882,631
2,425,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)	5.000		07/01/2032	2,719,371
22,465,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)	5.000		09/01/2030	25,559,104
185,000	Ulster County, NY Res Rec	5.000		03/01/2020	185,572
3,180,000	Ulster County, NY Tobacco Asset Securitization Corp.	6.000		06/01/2040	3,181,622
1,195,000	Ulster County, NY Tobacco Asset Securitization Corp.	6.250	[5]	06/01/2025	1,195,705
3,005,000	Ulster County, NY Tobacco Asset Securitization Corp.	6.450	[5]	06/01/2040	3,062,546
6,245,000	Westchester County, NY Healthcare Corp., Series A	5.000		11/01/2030	7,170,384
677,344	Westchester County, NY Healthcare Corp., Series A	5.000		11/01/2044	794,010
1,700,000	Westchester County, NY Healthcare Corp., Series B	5.125		11/01/2041	1,936,606
1,090,000	Westchester County, NY IDA (Clearview School)[2]	7.250		01/01/2035	1,097,554
215,000	Westchester County, NY IDA (Lawrence Hospital)	5.125		01/01/2018	215,862
3,400,000	Westchester County, NY IDA (Lawrence Hospital)	5.000		01/01/2028	3,411,424
1,400,000	Westchester County, NY IDA (Schnurmacher Center)	6.500		11/01/2033	1,427,020
1,500,000	Westchester County, NY Local Devel. Corp. (Wartburg Senior Hsg.)	5.000		06/01/2030	1,608,060
59,400,000	Westchester County, NY Tobacco Asset Securitization Corp.	5.125		06/01/2038	59,422,572
2,400,000	Westchester County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2026	2,402,496
1,970,000	Yonkers, NY IDA (Hudson Scenic Studio)	6.625		11/01/2019	1,973,073
1,325,000	Yonkers, NY IDA (Philipsburg Hall Associates)	7.500		11/01/2030	1,311,154
5,100,000	Yonkers, NY IDA (Sarah Lawrence College)	6.000		06/01/2041	5,738,826
1,215,000	Yonkers, NY Parking Authority	6.000		06/15/2024	1,198,525
295,000	Yonkers, NY Parking Authority	6.000		06/15/2018	295,535
					4,509,837,054

U.S. Possessions—25.6%
825,000	Guam Education Financing Foundation COP	5.000		10/01/2023	830,338
3,600,000	Guam Government Business Privilege	5.000		01/01/2031	4,115,736

38 OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$6,000,000	Guam Government Business Privilege	5.000%		01/01/2032	$6,842,820
1,735,000	Guam Government Waterworks Authority & Wastewater System	5.250		07/01/2025	2,137,468
345,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750		09/01/2031	376,978
1,560,000	Guam Power Authority, Series A	5.000		10/01/2024	1,896,367
2,790,000	Guam Power Authority, Series A	5.000		10/01/2030	3,365,131
1,230,000	Guam Power Authority, Series A	5.000		10/01/2023	1,491,732
1,520,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	1,520,638
27,060,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	25,228,309
6,745,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	6,344,347
13,115,000	Northern Mariana Islands Ports Authority, Series A	6.600		03/15/2028	13,762,881
1,580,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	1,096,567
1,950,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	1,312,233
10,000,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2024	7,083,300
15,350,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	10,794,427
80,800,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	57,718,672
52,635,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	37,208,734
49,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2047	50,852,690
55,825,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[5]	07/01/2024	40,091,282
3,519,880,000	Puerto Rico Children’s Trust Fund (TASC)	7.622	[1]	05/15/2057	77,824,547
68,500,000	Puerto Rico Children’s Trust Fund (TASC)	6.664	[1]	05/15/2050	6,228,020
56,685,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	56,687,834
3,179,200,000	Puerto Rico Children’s Trust Fund (TASC)	8.372	[1]	05/15/2057	32,777,552
1,000,000	Puerto Rico Commonwealth GO	6.000		07/01/2028	662,460
3,670,000	Puerto Rico Commonwealth GO	6.000		07/01/2040	2,409,098
5,050,000	Puerto Rico Commonwealth GO	6.500		07/01/2037	3,314,416
390,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	255,973
30,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	19,719,900
3,205,000	Puerto Rico Commonwealth GO	5.625		07/01/2033	2,117,159
5,675,000	Puerto Rico Commonwealth GO	6.500		07/01/2040	3,729,667
2,700,000	Puerto Rico Commonwealth GO	6.000		07/01/2035	1,777,923
14,500,000	Puerto Rico Commonwealth GO	5.250		07/01/2031	9,483,580
3,315,000	Puerto Rico Commonwealth GO	5.125		07/01/2031	2,366,313
4,965,000	Puerto Rico Commonwealth GO	5.250		07/01/2037	3,229,931
10,230,000	Puerto Rico Commonwealth GO	5.250		07/01/2034	6,675,382
1,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	659,230
7,850,000	Puerto Rico Commonwealth GO	5.500		07/01/2029	5,633,160
13,300,000	Puerto Rico Commonwealth GO	5.125		07/01/2031	8,681,841
5,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2028	3,287,250
1,270,000	Puerto Rico Commonwealth GO	6.000		07/01/2028	1,322,299
76,300,000	Puerto Rico Commonwealth GO	5.500		07/01/2032	50,081,031
770,000	Puerto Rico Commonwealth GO	5.875		07/01/2036	506,075
5,000,000	Puerto Rico Commonwealth GO	5.375		07/01/2033	3,278,500
2,920,000	Puerto Rico Commonwealth GO	5.250		07/01/2030	1,910,147
2,000,000	Puerto Rico Commonwealth GO	5.000		07/01/2033	1,301,520
2,200,000	Puerto Rico Commonwealth GO	5.250		07/01/2026	1,443,310
2,500,000	Puerto Rico Commonwealth GO	5.250		07/01/2032	1,634,525
1,866,384	Puerto Rico Electric Power Authority	10.000	[1]	07/01/2019	1,461,840

39 OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$1,866,385	Puerto Rico Electric Power Authority	10.000%	07/01/2019	$1,461,841
1,967,211	Puerto Rico Electric Power Authority	10.000	01/01/2021	1,538,382
1,967,211	Puerto Rico Electric Power Authority	10.000	07/01/2021	1,538,382
655,738	Puerto Rico Electric Power Authority	10.000	07/01/2022	512,633
655,737	Puerto Rico Electric Power Authority	10.000	01/01/2022	512,632
3,620,000	Puerto Rico Electric Power Authority, Series A10	7.000	07/01/2033	2,403,318
1,095,000	Puerto Rico Electric Power Authority, Series A10	5.000	07/01/2042	727,365
23,480,000	Puerto Rico Electric Power Authority, Series A10	7.000	07/01/2043	15,588,607
18,990,000	Puerto Rico Electric Power Authority, Series A10	6.750	07/01/2036	12,607,271
2,000,000	Puerto Rico Electric Power Authority, Series A10	5.000	07/01/2029	1,328,500
1,430,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250	07/01/2027	949,777
9,000,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250	07/01/2022	5,980,500
9,625,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250	07/01/2031	6,391,770
10,105,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250	07/01/2029	6,710,933
13,295,000	Puerto Rico Electric Power Authority, Series CCC[10]	5.250	07/01/2028	8,830,406
20,170,000	Puerto Rico Electric Power Authority, Series CCC[10]	5.250	07/01/2027	13,396,511
510,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2024	516,819
6,885,000	Puerto Rico Electric Power Authority, Series TT10	5.000	07/01/2037	4,573,155
6,320,000	Puerto Rico Electric Power Authority, Series TT10	5.000	07/01/2032	4,197,681
33,350,000	Puerto Rico Electric Power Authority, Series WW10	5.500	07/01/2038	22,150,069
3,700,000	Puerto Rico Electric Power Authority, Series WW10	5.000	07/01/2028	2,457,577
7,000,000	Puerto Rico Electric Power Authority, Series XX10	5.250	07/01/2040	4,648,980
7,590,000	Puerto Rico Electric Power Authority, Series ZZ10	5.250	07/01/2025	5,041,430
10,000,000	Puerto Rico Electric Power Authority, Series ZZ10	5.250	07/01/2024	6,642,700
270,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2020	48,600
4,945,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	3,065,208
9,515,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2028	1,712,700
1,840,000	Puerto Rico Highway & Transportation Authority, Series G	5.000	07/01/2042	432,400
8,980,000	Puerto Rico Highway & Transportation Authority, Series G	5.000	07/01/2033	2,110,300
1,120,000	Puerto Rico Highway & Transportation Authority, Series H	5.450	07/01/2035	263,200
1,145,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2030	269,075
6,500,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2027	1,527,500
915,000	Puerto Rico Highway & Transportation Authority, Series L	5.250	07/01/2030	462,057
2,600,000	Puerto Rico Highway & Transportation Authority, Series L	5.250	07/01/2023	2,682,134
10,000	Puerto Rico Highway & Transportation Authority, Series M	5.000	07/01/2046	10,446
78,610,000	Puerto Rico Highway & Transportation Authority, Series M	5.000	07/01/2046	18,473,350
3,190,000	Puerto Rico Highway & Transportation Authority, Series N	5.250	07/01/2032	3,278,905
57,615,000	Puerto Rico Highway & Transportation Authority, Series N	5.250	07/01/2039	29,004,543

40 OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$142,985,000	Puerto Rico Infrastructure[3]	5.000%		07/01/2041	$25,022,375
65,725,000	Puerto Rico Infrastructure[3]	5.728	[1]	07/01/2045	5,475,550
16,955,000	Puerto Rico Infrastructure	5.646	[1]	07/01/2029	7,131,103
25,000,000	Puerto Rico Infrastructure[3]	5.797	[1]	07/01/2032	3,997,500
25,255,000	Puerto Rico Infrastructure[11]	5.000		07/01/2031	4,419,625
675,000	Puerto Rico Infrastructure[3]	5.000		07/01/2037	118,125
5,000,000	Puerto Rico Infrastructure	6.000		12/15/2026	1,723,800
41,740,000	Puerto Rico Infrastructure[11]	5.000		07/01/2046	7,304,500
17,490,000	Puerto Rico Infrastructure[11]	5.000		07/01/2037	3,060,750
1,680,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	855,221
1,350,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	1,271,578
975,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		12/01/2021	971,734
6,315,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.500		12/01/2031	6,142,095
6,285,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	5,651,472
875,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	812,752
1,200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	1,109,532
3,280,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	3,233,719
650,000	Puerto Rico ITEMECF (International American University)	5.000		10/01/2031	636,707
4,455,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)	6.700		05/01/2024	4,455,356
7,000,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750		06/01/2029	2,239,020
200,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	146,558
5,490,000	Puerto Rico ITEMECF (University Plaza)	5.000		07/01/2033	5,492,800
4,990,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2025	2,003,734
7,500,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	4,604,100
850,000	Puerto Rico Public Buildings Authority	5.500		07/01/2037	506,013
2,110,000	Puerto Rico Public Buildings Authority	5.625		07/01/2039	1,258,847
1,500,000	Puerto Rico Public Buildings Authority	6.250		07/01/2021	927,555
9,450,000	Puerto Rico Public Buildings Authority	5.375		07/01/2033	5,613,489
31,050,000	Puerto Rico Public Buildings Authority	6.000		07/01/2041	18,736,812
90,355,000	Puerto Rico Public Buildings Authority	5.000		07/01/2036	53,344,688
8,000,000	Puerto Rico Public Buildings Authority	6.500		07/01/2030	4,901,120
18,585,000	Puerto Rico Public Buildings Authority	5.250		07/01/2029	11,015,701
7,500,000	Puerto Rico Public Buildings Authority	5.000		07/01/2037	4,428,075
7,500,000	Puerto Rico Public Buildings Authority	6.250		07/01/2031	4,576,350
121,570,000	Puerto Rico Public Buildings Authority	5.250		07/01/2033	72,067,912
11,810,000	Puerto Rico Public Finance Corp., Series B11	5.500		08/01/2031	1,358,150
8,205,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	3,946,277
15,265,000	Puerto Rico Sales Tax Financing Corp., Series A	7.886	[1]	08/01/2034	1,770,587
75,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2037	35,167
1,490,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2043	691,569
129,035,000	Puerto Rico Sales Tax Financing Corp., Series A	6.567	[1]	08/01/2043	25,848,291
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.499	[1]	08/01/2042	6,377,100
16,265,000	Puerto Rico Sales Tax Financing Corp., Series A	6.658	[1]	08/01/2041	3,668,083
9,370,000	Puerto Rico Sales Tax Financing Corp., Series A	6.718	[1]	08/01/2045	1,708,338
3,130,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2024	1,467,751
291,445,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250		08/01/2057	204,335,004

41 OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$154,690,000	Puerto Rico Sales Tax Financing Corp., Series A	6.622%[1]		08/01/2054	$14,924,491
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.250		08/01/2043	4,665,200
4,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375		08/01/2036	1,867,120
1,450,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2039	690,244
250,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	119,005
39,470,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000	[5]	08/01/2032	17,396,403
95,245,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	67,107,722
9,985,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250		08/01/2041	4,659,201
4,525,000	University of Puerto Rico	5.000		06/01/2026	1,786,289
7,280,000	University of Puerto Rico, Series P	5.000		06/01/2030	2,868,538
67,190,000	University of Puerto Rico, Series Q	5.000		06/01/2036	26,244,414
24,375,000	University of Puerto Rico, Series Q	5.000		06/01/2030	9,604,481
1,500,000	V.I. Public Finance Authority	5.000		09/01/2033	1,796,025
2,180,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000		10/01/2032	2,482,475
2,280,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000		10/01/2032	2,520,312
590,000	V.I. Public Finance Authority (Matching Fund Loan Note)	6.000		10/01/2039	657,036
10,680,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000		10/01/2029	12,166,870
2,555,000	V.I. Public Finance Authority, Series A	5.000		10/01/2032	2,909,506
5,000,000	V.I. Public Finance Authority, Series C	5.000		10/01/2039	5,537,100
11,100,000	V.I. Tobacco Settlement Financing Corp.	7.296	[1]	05/15/2035	2,200,464
					1,487,244,271
Total Municipal Bonds and Notes (Cost $6,944,748,034)					5,997,081,325

Shares
Common Stocks—0.1%
1,401	CMS Liquidating Trust[12,13] (Cost $4,483,200)				3,922,660

Total Investments, at Value (Cost $6,949,231,234)—103.3%					6,001,003,985
Net Other Assets (Liabilities)—(3.3)					(190,340,135)
Net Assets—100.0%					$5,810,663,850

Footnotes to Statement of Investments

1. Zero coupon bond reflects effective yield on the original acquisition date.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement. See Note 4 of the accompanying Notes.

7. Represents the current interest rate for the inverse floating rate security. See Note 4 of the accompanying Notes.

42 OPPENHEIMER ROCHESTER FUND MUNICIPALS

Footnotes to Statement of Investments (Continued)

8. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

9. Represents the current interest rate for a variable or increasing rate security.

10. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

11. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

12. Non-income producing security.

13. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ACLD	Adults and Children with Learning and Developmental Disabilities
ADD	Aid to the Developmentally Disabled
AFSFBM	Advocates for Services for the Blind Multihandicapped
ALIA	Alliance of Long Island Agencies
ARC	Assoc. of Retarded Citizens
CathHS	Catholic Health System
CHFTEH	Catholic Housing for the Elderly & Handicapped
CHHSB	Catholic Home Health Services of Broward
CHS	Catholic Health Services
CHSLI	Catholic Health Services of Long Island
COP	Certificates of Participation
CPW	Cerebral Palsy of Westchester
CRV	Crystal Run Village
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
EFC	Environmental Facilities Corp.
EIISFAC	Eden II School for Austic Children
FHH	Forest Hills Hospital
FrankHosp	Franklin Hospital
FRC	Franziska Racker Centers
FREE	Family Residences and Essential Enterprises
GCH	Glen Cove Hospital
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HH	Harmony Heights, Inc.
HHA	Huntington Hospital Association
HHS	Harmony Heights School
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KMHosp	Kenmore Mercy Hospital
L.I.	Long Island
LGSC	Local Government Services Corp.
LHH	Lenox Hill Hospital
LIJMC	Long Island Jewish Medical Center
MTA	Metropolitan Transportation Authority

43 OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
NDH	Northern Dutchess Hospital
NSLIJ	North Shore Long Island Jewish
NSLIJHC	North Shore Long Island Jewish Health Care
NSUH	North Shore University Hospital
NSUHSFCEC&R	North Shore University Hospital Stern Family Center for Extended Care & Rehabilitation
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PHCtr	Putnam Hospital Center
PlainHlth	Plainview Health
PSCH	Professional Service Centers for the Handicapped, Inc.
Res Rec	Resource Recovery Facility
SANC	St. Anne’s Nursing Center
SAR	St. Anne’s Residence
SCOSMC	St. Catherine of Siena Medical Center
SCSB	Schuyler Community Services Board
SCSMC	St. Catherine of Sienna Medical Center
SFTU	Services for the Underserved
SFUMP	Services for the Underserved - MR Programs
SHosp	Southside Hospital
SIUH	Staten Island University Hospital
SJR	St. Joseph Residence
SJRNC	St. John’s Rehabilitation and Nursing Center
SNP	Special Needs Program
SOCHOB	Sisters of Charity Hospital of Buffalo
SONYMA	State of New York Mortgage Agency
SUNY	State University of New York
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UCP	United Creative Program
UCPHCAS	United Cerebreal Palsy and handicapped Children’s Association of Syracuse
UCPAGS	United Cerebral Palsy Assoc. of Greater Suffolk
UCPANYS	United Cerebral Palsy Associations of NYS
UDC	Urban Development Corporation
UNICEF	United Nations Children’s Fund
V.I.	United States Virgin Islands
VBHosp	Vassar Brothers Hospital
VMHCS	Villa Maria Health Care Services
VMNRC	Villa Marina Nursing & Rehabilitation Center
WORCA	Working Organization for Retarded Children and Adults
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

44 OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES June 30, 2016 Unaudited

Assets
Investments, at value (cost $6,949,231,234)—see accompanying statement of investments	$ 6,001,003,985

Cash	22,599,951

Receivables and other assets:
Investments sold (including $172,118,350 sold on a when-issued or delayed delivery basis)	178,694,400
Interest	96,167,219
Shares of beneficial interest sold	5,358,769
Other	1,770,814

Total assets	6,305,595,138

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	422,690,000
Investments purchased (including $32,237,650 purchased on a when-issued or delayed delivery basis)	52,445,507
Shares of beneficial interest redeemed	10,152,500
Dividends	7,022,945
Trustees’ compensation	1,223,546
Distribution and service plan fees	742,860
Shareholder communications	19,012
Interest expense on borrowings	4,710
Other	630,208

Total liabilities	494,931,288

Net Assets	$ 5,810,663,850

Composition of Net Assets
Paid-in capital	$7,745,499,614

Accumulated net investment income	75,532,129

Accumulated net realized loss on investments	(1,062,140,644)

Net unrealized depreciation on investments	(948,227,249)

Net Assets	$ 5,810,663,850

45 OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,656,619,259 and 303,010,881 shares of beneficial interest outstanding)	$ 15.37
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$ 16.14

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,058,703 and 916,066 shares of beneficial interest outstanding)

$ 15.35

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $895,795,512 and 58,430,245 shares of beneficial interest outstanding)

$ 15.33

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $244,190,376 and 15,887,175 shares of beneficial interest outstanding)	$ 15.37

See accompanying Notes to Financial Statements.

46 OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2016 Unaudited

Investment Income
Interest	$ 184,301,775

Expenses
Management fees	12,934,950

Distribution and service plan fees:
Class A	3,277,108
Class B	79,407
Class C	4,248,610

Transfer and shareholder servicing agent fees:
Class A	2,237,485
Class B	7,950
Class C	425,331
Class Y	110,292

Shareholder communications:
Class A	17,997
Class B	150
Class C	6,744
Class Y	1,576

Interest expense and fees on short-term floating rate notes issued (See Note 4)	2,338,541

Borrowing fees	1,501,661

Trustees’ compensation	51,750

Custodian fees and expenses	15,022

Interest expense on borrowings	6,142

Other	1,087,561

Total expenses	28,348,277

Net Investment Income	155,953,498

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(24,592,237)

Net change in unrealized appreciation/depreciation on investments	308,186,085

Net Increase in Net Assets Resulting from Operations	$ 439,547,346

See accompanying Notes to Financial Statements.

47 OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$155,953,498	$ 374,055,631

Net realized loss	(24,592,237)	(25,362,096)

Net change in unrealized appreciation/depreciation	308,186,085	(249,868,936)

Net increase in net assets resulting from operations	439,547,346	98,824,599

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(146,265,201)	(307,181,492)
Class B	(454,916)	(1,383,497)
Class C	(24,235,084)	(49,392,987)
Class Y	(7,360,625)	(14,964,123)

	(178,315,826)	(372,922,099)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(17,252,817)	(310,674,672)
Class B	(5,541,134)	(11,974,251)
Class C	14,217,949	(26,306,104)
Class Y	21,546,886	(8,618,343)

	12,970,884	(357,573,370)

Net Assets
Total increase (decrease)	274,202,404	(631,670,870)

Beginning of period	5,536,461,446	6,168,132,316

End of period (including accumulated net investment income of $75,532,129 and $97,894,457, respectively)	$5,810,663,850	$ 5,536,461,446

See accompanying Notes to Financial Statements.

48 OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF CASH FLOWS For the Six Months Ended June 30, 2016 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$439,547,346

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(673,779,678)
Proceeds from disposition of investment securities	841,132,553
Short-term investment securities, net	2,385,786
Premium amortization	12,967,687
Discount accretion	(35,888,736)
Net realized loss on investments	24,592,237
Net change in unrealized appreciation/depreciation on investments	(308,186,085)
Change in assets:
Increase in other assets	(710,903)
Decrease in interest receivable	7,096,070
Increase in receivable for securities sold	(162,977,477)
Change in liabilities:
Increase in other liabilities	272,663
Increase in payable for securities purchased	52,445,507

Net cash provided by operating activities	198,896,970

Cash Flows from Financing Activities
Proceeds from borrowings	57,800,000
Payments on borrowings	(57,800,000)
Payments on short-term floating rate notes issued	(29,895,000)
Proceeds from shares sold	327,395,664
Payments on shares redeemed	(485,725,467)
Cash distributions paid	(35,118,830)

Net cash used in financing activities	(223,343,633)

Net decrease in cash	(24,446,663)

Cash, beginning balance	47,046,614

Cash, ending balance	$22,599,951

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $141,340,395.

Cash paid for interest on borrowings—$1,432.

Cash paid for interest on short-term floating rate notes issued—$2,338,541.

See accompanying Notes to Financial Statements.

49 OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$14.68	$15.35	$14.29	$17.02	$15.98	$15.33

Income (loss) from investment operations:
Net investment income[2]	0.42	0.97	1.02	0.97	0.95	1.02
Net realized and unrealized gain (loss)	0.73	(0.68)	1.00	(2.75)	1.08	0.66

Total from investment operations	1.15	0.29	2.02	(1.78)	2.03	1.68

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.46)	(0.96)	(0.96)	(0.95)	(0.99)	(1.03)

Net asset value, end of period	$15.37	$14.68	$15.35	$14.29	$17.02	$15.98

Total Return, at Net Asset Value[3]	8.15%	1.94%	14.43%	(10.84)%	12.94%	11.50%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$4,657	$4,464	$4,996	$4,948	$6,725	$6,115

Average net assets (in millions)	$4,501	$4,794	$5,066	$6,159	$6,537	$5,937

Ratios to average net assets:[4]
Net investment income	5.73%	6.42%	6.73%	6.05%	5.67%	6.65%
Expenses excluding specific expenses listed below	0.76%	0.73%	0.72%	0.72%	0.67%	0.69%
Interest and fees from borrowings	0.05%	0.06%	0.05%	0.04%	0.05%	0.06%
Interest and fees on short-term floating rate notes issued[5]	0.08%	0.07%	0.20%	0.11%	0.14%	0.15%

Total expenses	0.89%	0.86%	0.97%	0.87%	0.86%	0.90%

Portfolio turnover rate	11%	13%	8%	15%	10%	11%

50 OPPENHEIMER ROCHESTER FUND MUNICIPALS

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

51 OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$14.66	$15.33	$14.28	$17.00	$15.96	$15.31

Income (loss) from investment operations:
Net investment income[2]	0.36	0.84	0.89	0.82	0.80	0.87
Net realized and unrealized gain (loss)	0.73	(0.68)	0.99	(2.73)	1.07	0.67

Total from investment operations	1.09	0.16	1.88	(1.91)	1.87	1.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	(0.83)	(0.83)	(0.81)	(0.83)	(0.89)

Net asset value, end of period	$15.35	$14.66	$15.33	$14.28	$17.00	$15.96

Total Return, at Net Asset Value[3]	7.70%	1.08%	13.41%	(11.59)%	11.91%	10.47%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$14	$19	$32	$46	$94	$133

Average net assets (in millions)	$16	$25	$38	$68	$115	$146

Ratios to average net assets:[4]
Net investment income	4.86%	5.57%	5.89%	5.09%	4.76%	5.72%
Expenses excluding specific expenses listed below	1.61%	1.59%	1.58%	1.62%	1.61%	1.65%
Interest and fees from borrowings	0.05%	0.06%	0.05%	0.04%	0.05%	0.06%
Interest and fees on short-term floating rate notes issued[5]	0.08%	0.07%	0.20%	0.11%	0.14%	0.15%

Total expenses	1.74%	1.72%	1.83%	1.77%	1.80%	1.86%

Portfolio turnover rate	11%	13%	8%	15%	10%	11%

52 OPPENHEIMER ROCHESTER FUND MUNICIPALS

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

53 OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$14.64	$15.32	$14.26	$16.99	$15.95	$15.30

Income (loss) from investment operations:
Net investment income[2]	0.36	0.84	0.89	0.83	0.81	0.88
Net realized and unrealized gain (loss)	0.73	(0.69)	1.00	(2.75)	1.07	0.67

Total from investment operations	1.09	0.15	1.89	(1.92)	1.88	1.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	(0.83)	(0.83)	(0.81)	(0.84)	(0.90)

Net asset value, end of period	$15.33	$14.64	$15.32	$14.26	$16.99	$15.95

Total Return, at Net Asset Value[3]	7.71%	1.02%	13.50%	(11.63)%	12.00%	10.56%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$896	$841	$909	$868	$1,223	$1,069

Average net assets (in millions)	$856	$887	$903	$1,096	$1,167	$1,039

Ratios to average net assets:[4]
Net investment income	4.88%	5.57%	5.88%	5.18%	4.79%	5.77%
Expenses excluding specific expenses listed below	1.61%	1.58%	1.57%	1.59%	1.54%	1.57%
Interest and fees from borrowings	0.05%	0.06%	0.05%	0.04%	0.05%	0.06%
Interest and fees on short-term floating rate notes issued[5]	0.08%	0.07%	0.20%	0.11%	0.14%	0.15%

Total expenses	1.74%	1.71%	1.82%	1.74%	1.73%	1.78%

Portfolio turnover rate	11%	13%	8%	15%	10%	11%

54 OPPENHEIMER ROCHESTER FUND MUNICIPALS

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

55 OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$14.68	$15.35	$14.29	$17.02	$15.98	$15.33

Income (loss) from investment operations:
Net investment income[2]	0.43	0.99	1.04	0.99	0.97	1.04
Net realized and unrealized gain (loss)	0.73	(0.68)	1.00	(2.75)	1.08	0.66

Total from investment operations	1.16	0.31	2.04	(1.76)	2.05	1.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.98)	(0.98)	(0.97)	(1.01)	(1.05)

Net asset value, end of period	$15.37	$14.68	$15.35	$14.29	$17.02	$15.98

Total Return, at Net Asset Value[3]	8.22%	2.09%	14.60%	(10.72)%	13.10%	11.64%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$244	$212	$231	$168	$200	$124

Average net assets (in millions)	$222	$229	$205	$198	$179	$109

Ratios to average net assets:[4]
Net investment income	5.88%	6.57%	6.87%	6.21%	5.78%	6.76%
Expenses excluding specific expenses listed below	0.61%	0.58%	0.57%	0.59%	0.54%	0.56%
Interest and fees from borrowings	0.05%	0.06%	0.05%	0.04%	0.05%	0.06%
Interest and fees on short-term floating rate notes issued[5]	0.08%	0.07%	0.20%	0.11%	0.14%	0.15%

Total expenses	0.74%	0.71%	0.82%	0.74%	0.73%	0.77%

Portfolio turnover rate	11%	13%	8%	15%	10%	11%

56 OPPENHEIMER ROCHESTER FUND MUNICIPALS

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

57 OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Rochester Fund Municipals (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

58 OPPENHEIMER ROCHESTER FUND MUNICIPALS

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2015, the Fund utilized $7,914,365 of capital loss

59 OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$443,946,792
2017	324,022,087
No expiration	269,965,087

Total	$1,037,933,966

At period end, it is estimated that the capital loss carryforwards would be $767,968,879 expiring by 2017 and $294,557,324, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,525,622,687[1]

Gross unrealized appreciation	$358,255,441

Gross unrealized depreciation	(1,316,891,393)

Net unrealized depreciation	$(958,635,952)

1. The Federal tax cost of securities does not include cost of $434,017,250, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from

60 OPPENHEIMER ROCHESTER FUND MUNICIPALS

2. Significant Accounting Policies (Continued)

operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

61 OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and

62 OPPENHEIMER ROCHESTER FUND MUNICIPALS

3. Securities Valuation (Continued)

yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$4,509,837,032	$22	$4,509,837,054
U.S. Possessions	—	1,487,244,271	—	1,487,244,271
Common Stock	—	—	3,922,660	3,922,660

Total Assets	$—	$5,997,081,303	$3,922,682	$6,001,003,985

63 OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected

64 OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as

65 OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

“mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $178,150,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $748,860,162 shown on the Fund’s

66 OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $422,690,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 7,500,000	NY Liberty Devel. Corp. Tender Option Bond Series 2015-XF2153 Trust[3]	9.380%	1/15/44	$9,625,200
2,500,000	NYC GO Tender Option Bond Series 2015 XF-2040 Trust[3]	17.102	10/1/34	4,374,000
5,000,000	NYC GO Tender Option Bond Series 2015-XF2103 Trust	18.116	3/1/21	7,339,400
7,905,000	NYC HDC Tender Option Bond Series 2016- XF0334 Trust	7.398	11/1/39	7,989,821
1,225,000	NYC HDC, Series B-1 Tender Option Bond Series 2014-XF0008-2 Trust	9.133	11/1/27	1,270,190
1,500,000	NYC HDC, Series B-1 Tender Option Bond Series 2014-XF0008-3 Trust	9.234	11/1/32	1,603,170
710,000	NYC HDC, Series C-1 Tender Option Bond Series 2014-XF0009-2 Trust	19.272	11/1/39	926,692
2,730,000	NYC HDC, Series C-1 Tender Option Bond Series 2014-XF0009-3 Trust	19.863	11/1/46	3,570,922
775,000	NYC HDC, Series C-1 Tender Option Bond Series 2015-XF0009 Trust	19.011	11/1/34	1,038,082
4,015,000	NYC HDC, Series J-2-C Tender Option Bond Series 2014-XF0008-7 Trust	9.391	11/1/40	4,146,531
10,695,000	NYC Hsg. Devel. Corp. (Multifamily Hsg.) Tender Option Bond Series 2015-XF2133 Trust[3]	12.522	5/1/49	11,179,377
7,935,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2015-XF0238 Trust	20.411	6/15/43	13,837,926
5,395,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2015-XF2141 Trust[3]	18.615	6/15/43	9,267,855
3,750,000	NYC Transitional Finance Authority (Building Aid) Tender Option Bond Series 2015-XF2156 Trust[3]	18.337	7/15/37	6,546,150
6,250,000	NYC Transitional Finance Authority (Building Aid) Tender Option Bond Series 2015-XF2157 Trust[3]	17.322	7/15/37	11,253,750
7,500,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2015 XF-2038 Trust[3]	9.071	5/1/34	10,693,800
10,170,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2015 XF-2039 Trust[3]	9.069	2/1/30	14,774,569
8,205,000	NYS DA (Memorial Sloan-Kettering) Tender Option Bond Series 2015-XF0006 Trust	9.919	7/1/35	8,207,297
5,265,000	NYS DA (Vassar College) Tender Option Bond Series 2015-XF0007 Trust	9.608	7/1/46	5,750,433
3,980,000	NYS DA Tender Option Bond Series 2015-XF2042 Trust[3]	17.097	3/15/34	6,780,049
3,410,000	NYS HFA Tender Option Bond Series 2015-XF2134 Trust[3]	14.471	11/1/45	3,688,870

67 OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 15,585,000	NYS Liberty Devel. Corp. (One Bryant Park) Tender Option Bond Series 2015-XF2107 Trust	19.639%	1/15/46	$25,708,393
3,750,000	Port Authority NY/NJ Tender Option Bond Series 2015-XF2138 Trust[3]	21.321	9/15/28	5,087,250
15,660,000	Port Authority NY/NJ Tender Option Bond Series 2016-XF0331 Trust	7.270	12/1/27	16,079,062
10,755,000	Port Authority NY/NJ Tender Option Bond Series 2016-XF2211 Trust	9.073	1/15/41	14,335,232
4,895,000	Port Authority NY/NJ, 11588th Series Tender Option Bond Series 2015-XF2123 Trust[3]	15.775	10/15/27	5,415,338
3,580,000	Port Authority NY/NJ, 11588th Series Tender Option Bond Series 2015-XF2123-2 Trust[3]	14.847	10/15/28	3,931,126
5,500,000	Port Authority NY/NJ, 11588th Series Tender Option Bond Series 2015-XF2123-3 Trust[3]	15.783	10/15/32	6,034,985
3,335,000	Port Authority NY/NJ, 151st Series Tender Option Bond Series 2015-XF0010 Trust	15.210	3/15/35	4,094,780
6,860,000	Port Authority NY/NJ, 152nd Series Tender Option Bond Series 2015-XF0001 Trust	9.462	5/1/38	7,853,328
20,000,000	Port Authority NY/NJ, 152nd Series Tender Option Bond Series 2015-XF0002 Trust	9.490	11/1/35	22,897,200
7,500,000	Port Authority NY/NJ, 152nd Series Tender Option Bond Series 2015-XF0031 Trust	15.457	11/1/30	9,468,075
28,970,000	Port Authority NY/NJ, 152nd Series Tender Option Bond Series 2015-XF2106 Trust	10.167	11/1/35	33,456,294
5,060,000	Port Authority NY/NJ, 163rd Series Tender Option Bond Series 2015-XF0237 Trust	18.391	7/15/39	7,966,464
7,500,000	Port Authority NY/NJ, 3249th Series Tender Option Bond Series 2015 XF-2025 Trust[3]	9.578	7/15/36	10,168,650
7,650,000	Port Authority NY/NJ, 3264th Series Tender Option Bond Series 2015 XF-2028 Trust[3]	9.071	10/15/31	9,809,901

				$326,170,162

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage

68 OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $422,690,000 or 6.70% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$32,237,650
Sold securities	172,118,350

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be

69 OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$165,888,103
Market Value	$34,876,006
Market Value as % of Net Assets	0.60%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $124,626,500, representing 2.14% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests in obligations of issuers within certain states and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an

70 OPPENHEIMER ROCHESTER FUND MUNICIPALS

5. Market Risk Factors (Continued)

increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class A
Sold	14,859,170	$219,666,617	30,284,906	$456,570,589
Dividends and/or distributions reinvested	7,866,291	116,234,954	17,408,809	261,750,892
Redeemed	(23,888,657)	(353,154,388)	(68,990,606)	(1,028,996,153)
Net decrease	(1,163,196)	$(17,252,817)	(21,296,891)	$(310,674,672)

Class B
Sold	1,066	$15,656	35,913	$547,853
Dividends and/or distributions reinvested	25,166	371,005	77,461	1,165,933
Redeemed	(403,065)	(5,927,795)	(909,532)	(13,688,037)
Net decrease	(376,833)	$(5,541,134)	(796,158)	$(11,974,251)

Class C
Sold	4,440,845	$65,550,712	7,594,780	$114,015,217
Dividends and/or distributions reinvested	1,285,802	18,953,104	2,890,975	43,361,307
Redeemed	(4,765,296)	(70,285,867)	(12,344,454)	(183,682,628)
Net increase (decrease)	961,351	$14,217,949	(1,858,699)	$(26,306,104)

Class Y
Sold	2,986,104	$44,189,058	6,111,935	$91,706,694
Dividends and/or distributions reinvested	391,171	5,781,332	879,218	13,215,360
Redeemed	(1,920,533)	(28,423,504)	(7,615,576)	(113,540,397)
Net increase (decrease)	1,456,742	$21,546,886	(624,423)	$(8,618,343)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term

71 OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Purchases and Sales of Securities (Continued)

obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$673,779,678	$841,132,553

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.54%
Next $150 million	0.52
Next $1.75 billion	0.47
Next $3 billion	0.46
Next $3 billion	0.45
Next $6 billion	0.44
Over $14 billion	0.42

The Fund’s effective management fee for the reporting period was 0.46% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants

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8. Fees and Other Transactions with Affiliates (Continued)

as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$3,541
Payments Made to Retired Trustees	186,004
Accumulated Liability as of June 30, 2016	725,127

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25%

73 OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
June 30, 2016	$338,505	$23,772	$12,807	$31,819

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on

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9. Borrowings and Other Financing (Continued)

the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.5606% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.03% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$2,168,132
Average Daily Interest Rate	0.566%
Fees Paid	$1,893,505
Interest Paid	$1,432

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured

75 OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$257,606

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as

76 OPPENHEIMER ROCHESTER FUND MUNICIPALS

10. Pending Litigation (Continued)

to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

11. Subsequent Event

On July 1, 2016 Puerto Rico defaulted on interest and principal payments on the commonwealth’s general obligation bonds as well as interest and/or principal payments on the debt issued by certain other instrumentalities held by the Fund. As a result, the Fund established an allowance related to $5,330,828 of defaulted interest payments, and discontinued accruing interest on the defaulted securities and certain other additional Puerto Rico securities with an aggregate June 30, 2016 market value of $ 347,329,454. At July 31, 2016, the aggregate market value of these securities had decreased less than 1%.

77 OPPENHEIMER ROCHESTER FUND MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER ROCHESTER FUND MUNICIPALS

Trustee and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All Rights reserved.

79 OPPENHEIMER ROCHESTER FUND MUNICIPALS

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

80 OPPENHEIMER ROCHESTER FUND MUNICIPALS

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0365.001.0616 August 22, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Fund Municipals

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016
By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/12/2016